[The American Funds Group(r)]

SMALLCAP WORLD FUND

1999
ANNUAL REPORT
for the year ended
September 30

[ILLUSTRATION:  close-up of Asia on globe]
[border:  Asian silk drawing]

ASIA ON THE MEND:  A CASE STUDY


SMALLCAP WORLD FUND(R) seeks long-term growth of capital through investments in smaller companies in the United States and around the world.

SMALLCAP is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

INVESTMENT HIGHLIGHTS

(Total returns for periods ended September 30, 1999, with all distributions reinvested)

                                               Salomon Smith
                               SMALLCAP        Barney World        S&P 500          MSCI EAFE
                               World Fund      Smallcap Index      Index            Index

Twelve months                  +41.4%          +27.7%              0.278            0.31

Five years                     +92.1           +42.7               +204.9           +57.0

Since fund's inception         +241.3          +119.7              +389.7           +117.6
on April 30, 1990

Average annual compound

return since inception         +13.9           +8.7                +18.4            +8.6




The Salomon Smith Barney World Smallcap Index tracks nearly 5,000 publicly traded stocks in 23 countries with market capitalizations between $100 million and $1.2 billion.

Standard & Poor's 500 Composite Index tracks 500 large, primarily U.S. stocks. The Morgan Stanley Capital International EAFE(r) (Europe, Australasia, Far
East) Index tracks large-company stocks in all major markets outside North America.

OUR 10 MOST SUCCESSFUL HOLDINGS
For holdings owned throughout the fiscal year ended 9/30/99

Scient (U.S.; Internet services)                                 +756.7%

Fujitsu Support and Service (Japan; computer services)           +647.8

UnitedGlobalCom (U.S.; European cable television)                +639.4

Disco (Japan; semiconductor equipment)                           +539.3

MegaChips (Japan; semiconductors)                                +485.7

PMC-Sierra (U.S.; semiconductors)                                +480.4

ERG (Australia; smart card systems)                              +454.7

Malaysian Pacific Industries (Malaysia; electronic               +398.9
components)

ASM Pacific Technology (Hong Kong; semiconductor                 +370.8
equipment)

Bellsystem24 (Japan; telemarketing)                              +326.8




OUR 10 LEAST SUCCESSFUL HOLDINGS
For holdings owned throughout the fiscal year ended 9/30/99

Franklin Covey (U.S.; time management products)                   -60.7%

Philippine Gold (U.K.; gold mining)                               -61.6

Superior TeleCom (U.S.; telecommunications products)              -64.0

Lorien (U.K.; contract personnel)                                 -64.3

Frontline (Bermuda; global shipping)                              -65.1

Mutual Risk Management (U.S.; insurance services)                 -65.4

Mobel Walther (Germany; furniture retailer)                       -67.2

Daewoo (South Korea; conglomerate)                                -72.6

Homeplace of America (U.S.; home furnishings)                     -81.9

Waterfront Shipping (Norway; shipping line)                       -88.3




Both lists measure change in stock prices excluding dividends.

All market indexes cited in this report are unmanaged and include reinvestment of all distributions. Fund results were computed without a sales charge unless otherwise indicated. Lipper rankings do not include the effect of sales charges.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.


[border:  Asian silk drawing]

FELLOW SHAREHOLDERS:

We are pleased to report that SMALLCAP World Fund just completed the best fiscal year in its nine-year history. The fund gained 41.4% during the 12 months ended September 30 if, like most shareholders, you reinvested the dividend of 9 cents a share and capital gain distribution of $1.29 a share paid last December. This far outpaced the results of most relevant benchmarks, as shown in the Investment Highlights table at the left. Large-capitalization stocks, both U.S. and non-U.S., as well as the fund's own investment universe (as measured by the Salomon Smith Barney World Smallcap Index) all lagged behind by at least 10 percentage points.

SMALLCAP's total return also stacked up well against mutual funds with similar objectives. It ranked sixth of 43 global small-company funds during the year (top 14%), according to Lipper, Inc., a mutual fund tracking service. Over its lifetime, the fund ranks first of six funds, while over five years it ranks fifth of 19 (top 27%).

TIMING HELPED

If truth be told, the fund's gain isn't as impressive as it might appear. The beginning of our fiscal year coincided with the bottom of last year's market decline. That exaggerated not only this year's exceptional gain but last year's 20.7% decline as well. If you look at the two-year period as a whole, the fund is up 12.1% - not great compared with large-company stocks perhaps, but almost double the results of funds with similar objectives (+6.6%) and five times those of the world small-company index (+2.4%).

Still, it's hard to argue with the fund's widespread strength during the past year. Of the 360 stocks the fund owned for the full year, 219 rose in price and 135 fell; 58 stocks more than doubled, and all of our 10 best stocks more than quadrupled. Of this group, four are also among our 10 largest holdings.

We have two groups of stocks in particular to thank for our results: technology and Asian holdings. Not surprisingly, Asian technology stocks were particularly strong.

STRENGTH IN TECHNOLOGY

Of our 10 best stocks, eight are involved in technology. Four make semiconductors or the equipment to manufacture them; in all, the fund owns the stocks of more than two dozen such firms.

Semiconductors, or "chips," are the heart of today's computers and communications systems. In fact, they power nearly every electronic device we use. Global demand for semiconductors has been rising rapidly after a painful downturn that began in late 1995 and continued for two years. Plants that make semiconductors are now at full capacity; as demand has surged, they have ordered new machinery that in turn drives the growth of equipment makers. Our analysts believe we are still early in the demand cycle; they see further growth ahead.

One stock worth particular mention is PMC-Sierra, the fund's largest holding at the end of the fiscal year. This maker of advanced communications chips for computer networks has seen its stock rise 10-fold since the fund purchased it a little less than three years ago. From investments totaling $49 million, the fund has generated more than $300 million in realized and unrealized gains. We've recently sold some of our shares, but it is still one of the largest positions we've ever had in a single company as well as one of our most profitable investments. With a market capitalization of nearly $6 billion, it no longer fits our definition of small, so we will continue reducing our holding - but it's a swan song worth singing.

Another area of intense interest these days is the Internet. We've bought our share of "dot-coms" at their initial public offerings, but day traders typically spike the stocks so high so fast it doesn't make sense for us to own them for long. Instead, we have sought out companies that make communications infrastructure for the Internet, like some of the semiconductor companies described above, or those that provide services to help businesses take advantage of the Internet's powers. Scient (+757%), for example, which the fund invested in through a private equity arrangement before it went public, builds Web sites and related systems for large organizations.

[Begin Sidebar]
WHERE ARE SMALLCAP'S HOLDINGS LOCATED?
Geographical distribution of net assets on September 30, 1999

The Americas                 54.2%

United States                48.2%

Canada                       4.1

Brazil                       .9

Mexico                       .7

Other Latin America          .3



Asia/Pacific                 19.6%

Japan                        7.0%

Australia                    2.8

Singapore                    2.5

Hong Kong                    2.4

Taiwan                       1.3

New Zealand                  .9

Indonesia                    .7

South Korea                  .5

India                        .5

Other Asia                   1.0



Europe                       17.9%

United Kingdom               6.5%

Germany                      1.9

Sweden                       1.6

France                       1.3

Denmark                      1.1

Finland                      .8

Spain                        .8

Ireland                      .7

Netherlands                  .5

Luxembourg                   .5

Other Europe                 2.2

Other Countries              3.1%

Cash & Equivalents           5.2%

Total                        100.0%


[End Sidebar]


GAINS TAKEN IN MEDIA STOCKS

Media and entertainment stocks were big for the fund once again. UnitedGlobalCom (+639%) operates broadband cable television systems in Europe, Australia and Latin America. The fund has owned the stock for six years; it traded at an average price of $14 for most of that period. It went from $8 to $89 this year as investors finally recognized that the cable boom in the U.S. is spreading to other parts of the world. We also sold a number of big, long-term media holdings - including TV Guide and Century Communications - after huge gains. We put that money to work in Asia.

ASIA REBOUNDS

The past year was the first time in quite a while that non-U.S. stocks as a group surpassed U.S. stocks, but the real story was in Asia. The region's turnaround could not have been more dramatic - so dramatic we've chosen to discuss it at length in our feature article that begins on page 4. Small-company stocks rose an average of 62% in Asia versus 21% in the U.S. and 17% in Europe, according to Salomon Smith Barney.

Early in the year, we were buying Asian stocks heavily, which is one reason our cash position is as low as it has ever been - and also why Asia is now a larger portion of the fund than Europe. Four Japanese companies ended the year among our 10 best holdings: One of them, Disco, makes miniature saws that cut the silicon wafers used to fashion semiconductors. (That's how specialized this business has become!) Technology firms in Singapore, Taiwan and Hong Kong all contributed greatly to the fund's results.

Technology didn't provide all the punch. Companies as diverse as Homac (+112%), a Japanese "Home Depot;" Mahindra & Mahindra (+94%), an Indian auto and farm equipment maker; Giordano International (+55% since purchase), which makes and sells fashionable clothing at reasonable prices; and PT Indah Kiat Pulp & Paper (+149%) of Indonesia demonstrate the breadth of the region's rebound.

[border:  Asian silk drawing]

WHAT DIDN'T WORK

Leo Tolstoy wrote that while all happy families are alike, each unhappy family is unique. Similarly, while our best stocks seemed to fit a familiar pattern, each of our worst stocks had its own story.

Mutual Risk Management, an insurance consultant, had reported 35 quarters of rising earnings; when it didn't report a 36th, its stock dropped 60% in a few weeks. Waterfront Shipping (-88%) of Norway continued to feel the effects of reduced Asian exports. Mobel Walther (-67%), a German seller of home furnishings, didn't control its growth well. Corporate Services Group (-38%), a provider of contract labor, was hurt by management turmoil. A number of biotechnology firms didn't get expected new-product approvals, and several Taiwanese firms were hurt by the earthquake in September.

GOOD VALUES ABOUND

One question shareholders always ask after a particularly good year is: "Can this continue?" Certainly, we wouldn't expect to see similar gains in technology stocks or in Asia in the coming year. But running with the herd is not the American Funds style in any case. We're more likely to wonder what might act as a catalyst in an area that hasn't done nearly as well. That's why we're taking a closer look at Europe, for example.

It's also worth noting that the soaring stock market hasn't equally rewarded every stock. Some are absurdly expensive; others are very underpriced. Small-company stocks, in particular, show wide divergences in value.

Over the fund's lifetime, we've done about as well investing in small companies as anyone could have hoped. We've outpaced small-cap stocks globally as well as in North America, Europe and Asia, and beaten all similar funds. Still, SMALLCAP has fallen short of the return of larger stocks. This year we took back some of that territory, but will that favorable trend continue? We don't know. We do know that we continue to find lots of intriguing, well-managed smaller companies that have the potential to grow rapidly for years to come. Over time, that should make a difference.

Our primary concern at the moment is the level of U.S. interest rates. The Federal Reserve has taken back most of the interest rate reductions it made last year when the Russian economy collapsed, and the Fed continues to lean toward raising rates in the face of strong economic growth. Any serious slowing in that growth, while perhaps pleasing the Fed, could have ramifications around the world. The U.S. continues to be the engine of world economic growth, and while we see nothing on the horizon to derail that, investors must be watchful.

We look forward to reporting to you again in six months.

Cordially,

/s/Gordon Crawford
Gordon Crawford
Chairman of the Board

/s/Gregory W. Wendt
Gregory W. Wendt
President

November 16, 1999

We are pleased to report that Gordon Crawford, who has been President of the fund, has been named Chairman of the Board, succeeding William Grimsley. Greg Wendt, an analyst for the fund since its inception and a portfolio counselor since 1996, has been named President. We'd like to thank Bill for his many contributions to the fund.

[Begin Sidebar]
THE VALUE OF A LONG-TERM PERSPECTIVE

This chart shows how a $10,000 investment in SMALLCAP World Fund grew from April 30, 1990 - the date of the fund's inception - through September 30, 1999, the end of the fund's latest fiscal year. The high, low and closing values are shown for each year.

As you can see, that $10,000 would have grown to $32,172, even after deducting the maximum 5.75% sales charge. (Sales charges are lower for accounts of $50,000 or more.) This is significantly more than the $21,965 generated by an investment in the unmanaged Salomon Smith Barney World Smallcap Index, which tracks nearly 5,000 small-company stocks around the world with market capitalizations (price per share multiplied by number of shares outstanding) between $100 million and $1.2 billion. These are virtually the same parameters we use when selecting stocks for the fund's portfolio. Of course, past results are not predictive of future performance.

AVERAGE ANNUAL COMPOUND RETURNS
for periods ended September 30, 1999

Lifetime  Since inception on April 30, 1990   + 13.21%
Five years                                    + 12.61%
One year                                      + 33.29%

Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

[begin line chart]
$32,172/1/
SMALLCAP World Fund

$21,965
Salomon Smith Barney
World Smallcap Index

$13,026/2/
Consumer Price Index

$10,000
original investment


                        Date          SMALLCAP       Date         Salomon          Date         Consumer Price
                                      World                       Bros. World                   Index /3/
                                      Fund, Inc.                  Smallcap
                                      /1/                         Index

Fiscal year 1990#

High                    7/16/90       9,963          7/90         11,442           9/90         10,295

Low                     9/28/90       8,288          9/90         8,919            4/90         10,000

Close                   9/28/90       8,288          9/90         8,919            9/90         10,295

Fiscal year 1991

High                    9/30/91       11,307         9/91         11,211           9/91         10,644

Low                     10/11/90      8,231          11/90        9,352            10/90        10,357

Close                   9/30/91       11,307         9/91         11,210           9/91         10,644

Fiscal year 1992

High                    2/12/92       12,666         2/92         11,675           9/92         10,962

Low                     10/9/91       11,140         11/91        10,797           10/91        10,659

Close                   9/30/92       11,640         9/92         10,999           9/92         10,962

Fiscal year 1993

High                    9/30/93       15,418         8/93         14,340           9/93         11,257

Low                     10/5/92       11,368         10/92        10,822           10/92        11,001

Close                   9/30/93       15,418         9/93         14,336           9/93         11,257

Fiscal year 1994

High                    2/3/94        17,254         8/94         15,655           9/94         11,590

Low                     6/24/94       15,474         11/93        13,652           10/93        11,303

Close                   9/30/94       16,744         9/94         15,390           9/94         11,590

Fiscal year 1995

High                    9/11/95       20,046         9/95         16,888           9/95         11,885

Low                     1/30/95       15,821         1/95         14,547           10/94        11,598

Close                   9/29/95       19,856         9/95         16,888           9/95         11,885

Fiscal year 1996

High                    5/20/96       23,573         5/96         19,339           9/96         12,242

Low                     12/18/95      19,323         10/95        16,284           12/95        11,908

Close                   9/30/96       22,877         9/96         18,899           9/96         12,242

Fiscal year 1997

High                    9/30/97       28,689         7/97         21,443           9/97         12,506

Low                     4/28/97       22,594         4/97         18,539           10/96        12,281

Close                   9/30/97       28,689         9/97         21,443           9/97         12,506

Fiscal year 1998

High                    10/13/97      29,202         4/98         22,159           9/98         12,692

Low                     8/31/98       22,174         8/98         16,689           10/97        12,537

Close                   9/30/98       22,749         9/98         17,194           9/98         12,692

Fiscal year 1999

High                    9/13/99       33,760         7/99         22,154           9/99         13,026

Low                     10/8/99       20,294         10/98        18,160           12/98        12,715

Close                   9/30/99       32,172         9/99         21,965           9/99         13,026


[End chart]

/#/For the period April 30, 1990
(when the fund began operations)
through September 30, 1990.

/1/This figure, unlike those shown
earlier in this report, reflects
payment of the maximum
sales charge of 5.75% on the
$10,000 investment. Thus, the
net amount invested was $9,425.

/2/Computed from data supplied
by the U.S. Department of
Labor, Bureau of Labor Statistics.
[End Sidebar]
[border:  florabl design]

[Begin Sidebar]
Asia represents only a fraction of SMALLCAP World Fund's portfolio, but our actions there clearly illustrate our value-oriented, research-intensive approach.
[End Sidebar]

[Begin Sidebar]
ASIAN STOCK MARKETS STUMBLE AND BOUNCE
[begin line chart]

               Japan          Korea          Thailand       Indonesia      Malaysia       Taiwan         Hong Kong

9/30/94        100.00         100.00         100.00         100.00         100.00         100.00         100.00

12/30/94       98.73          90.04          93.43          87.77          86.59          101.35         85.78

3/31/95        96.66          87.39          84.29          82.31          88.62          92.36          89.54

6/30/95        90.59          88.30          98.07          95.33          95.71          78.17          96.89

9/29/95        94.70          96.92          90.73          90.49          90.48          70.24          101.31

12/29/95       99.58          87.05          89.92          95.83          90.64          71.63          105.14

3/29/96        99.96          85.31          91.29          108.66         103.72         71.43          117.48

6/28/96        100.77         74.38          89.55          112.01         105.33         98.15          118.47

9/30/96        95.18          67.06          77.98          110.28         106.05         96.32          124.75

12/31/96       84.26          53.85          57.01          122.20         113.80         100.50         139.92

3/31/97        74.34          52.93          48.90          121.56         113.93         110.05         127.62

6/30/97        91.98          60.11          37.79          129.49         100.56         127.63         153.58

9/30/97        80.24          50.49          30.84          74.97          58.72          117.03         150.77

12/31/97       64.42          17.95          15.15          31.70          36.43          94.17          107.34

3/31/98        65.76          28.56          21.72          28.18          47.28          102.27         108.39

6/30/98        62.80          18.95          10.29          13.36          25.48          78.69          79.27

9/30/98        53.43          20.19          10.94          9.62           15.35          69.72          79.74

12/31/98       67.80          43.28          16.90          21.71          25.21          74.74          104.21

3/31/99        76.09          46.82          16.59          20.66          26.10          83.38          111.13

6/30/99        81.92          77.00          26.74          45.79          44.74          106.32         136.99

9/30/99        94.93          69.61          18.20          29.72          43.43          98.15          128.45




100=Stock markets at September 30, 1994
Source: Morgan Stanley Capital International
[End Sidebar]

ASIA ON THE MEND: A CASE STUDY

Like a seriously ill patient who one day wakes up feeling better, the economies of Asia have, over the past two years, suffered the economic equivalent of cardiac arrest, only to surprise investors around the world with a rapid recovery. Asia's resilience has people once again uttering the long-used phrase "the Asian miracle" - which only last year they were calling "the Asian mirage."

For years, Asia's export-based economies had grown rapidly, thanks to protective government policies, highly efficient manufacturing processes and low-cost labor. Technical prowess among top Asian managers - many trained at America's best colleges and corporations - is world renowned. But pride goeth before the fall, and in the very fruit of Asia's success lay the seeds of its downfall - and perhaps its rehabilitation.

Recognizing that Asia represents only a portion of SMALLCAP World Fund's portfolio - albeit a growing one - we thought it would be useful to explore our actions in Asia over the past year to give you a window on how Capital Research and Management Company, the fund's adviser, operates. First, let's take a closer look at what caused the crisis and helped prompt the recovery, and then talk to a few analysts and portfolio counselors to see how they responded.

THE CRISIS AND ITS CAUSES

In July 1997, when Thailand devalued the baht - the event most often cited as the beginning of the Asian crisis - Asian stock markets and currencies began a steep descent that didn't end until September 1998. The Thai market lost 74% of its value measured in U.S. dollars, South Korea dropped 65% and Indonesian stocks fell an astonishing 92%. Currency declines ranged from 19% in Thailand to more than 70% in Indonesia. Even countries where the economy and currency remained solid - such as Singapore and Taiwan - saw stock prices decline 45% or more.

Virtually all types of assets, including real estate, plunged in value. Some observers have noted that, during this 15-month period, the destruction of wealth in Asia was on par with what Western nations experienced over the entire decade of the Great Depression.

How did things go so wrong so quickly? First, it helps to understand that for most of the past two decades Asia's growth has been fueled in large part by foreign capital. Western investors have poured money into the region, hoping to cash in on the boom. From 1992 to 1996, for example, foreign capital contributed up to 20% of all investment in Thailand and Malaysia. That confidence vanished overnight when Thailand devalued its currency.

What many investors failed to see was that, as the boom continued, money was being used to fund increasingly risky projects, many with little hope of success. Close relationships between businesses, government and the banking industry steered loans to well-connected, rather than well-run, companies. More and more new ventures were predicated on easy money and eager buyers rather than lasting economic value. Runaway borrowing and speculation inevitably led to overdevelopment and unsustainable prices.

"When that money was withdrawn, the house of cards collapsed," explains Mark Denning, a London-based portfolio counselor who grew up in Asia. Modest inflation turned quickly to deflation - a state of falling prices - as one country after another devalued its currency. "Even worse, because many countries had pegged their currency to the dollar, debts had to be repaid with deeply devalued currencies."

RECOVERY AND RESTRUCTURING

The damage was so severe that the International Monetary Fund began arranging"bailouts" for the stricken countries. The U.S. Federal Reserve, fearful that the so-called Asian Flu would spread, lowered interest rates significantly. U.S. consumers did their part as well, continuing to buy Asian goods throughout the crisis.

"The IMF did a really wonderful job," notes Mark. "They take a lot of heat for their meddling, but the financing they provided really did give the breathing room these countries needed."

"The Fed's moves provided great relief, too," adds Gordon Crawford, the fund's Chairman and one of its six portfolio counselors. "After all, what Asia was experiencing was a credit crunch - a shortage of money."

But perhaps the most effective efforts were made in Asia itself. Throughout the region, governments and companies took steps - sometimes tentative, often reluctantly - to put themselves back on the path toward growth. This restructuring has encompassed everything from companies laying off workers and selling unprofitable units to governments working toward new accounting or bankruptcy standards.

[Begin Sidebar]
[illustration:  Asian characters]
PATIENCE

Hiromi Ishikawa studied international languages at Sophia University in Tokyo. She joined Capital in 1994 after more than 10 years working in the Japanese securities industry. At Capital, Hiromi analyzes consumer markets in Japan.

"The past 10 years in Japan have been brutal and have required a lot of patience for investors. It wasn't a case of losing all the value in a few painful months as with the rest of Asia. It took over a decade. At the beginning, it was very clear that Japanese stocks were overvalued. Since then it's been a downward spiral where you keep wondering when the bottom will come. Perhaps we are there now."

[photograph:  Hiromi Ishikawa]
[End Sidebar]

[Begin Sidebar]
[illustration:  Asian characters]
TRANSFORMATION

Sung Lee's family moved from South Korea to New Jersey when he was 10. Educated in the U.S. at Penn State and Columbia Business School, he worked for a Japanese trading company before joining Capital five years ago. The past three years he has been based in our Tokyo office.

"Japan has been in a slow decline for over a decade. By contrast, in Korea it was like a typhoon decimated the economy overnight. When I visited Seoul in January 1998, it was a ghost town. Streets were literally empty. Shops were empty. But within a matter of months, it was as if nothing had happened. Night clubs and department stores were full again. It was the most amazing peak-to-trough-to-peak transformation I'll probably ever see."

[photograph:  sung Lee]
[End Sidebar]

South Korea has taken the boldest steps. In a region where home markets have been protected by an interlocking maze of government regulations and corporate cartels - called chaebol in South Korea and keiretsu in Japan - the Korean government has begun to dismantle one of the country's largest conglomerates, Daewoo, because of crushing debt loads. South Korea has also closed five lending institutions and forced others to merge with stronger rivals.

"I attribute the quick recovery in Korea to the government's rapid response," says Sung Lee, an analyst in Capital's Tokyo office. "The president has enormous power and has used it effectively. The contrast with Japan couldn't be more striking."

Most of the restructuring so far has been in the financial area, where regulators have clear powers. The Thai government has nationalized six banks and closed four of the most troubled. Even Japan, where progress has been slow, has taken over two large and three small banks. The government injected money into the banking system on the condition that the institutions restructure and improve disclosure standards.

"The Japanese bank bailout in March 1999 was the seminal event for me," notes Gordon. "It reminded me of what the U.S. did for its savings and loans in the 1980s, which finally put that crisis behind us. Most Japanese banks were insolvent. When the banks were fixed, that put a bottom on the market."

The Japanese government lowered interest rates sharply in an effort to stimulate demand and put an end to the country's worst recession since World War II. It also formed a committee for industrial restructuring, headed by well-respected businessmen, and charged it with changing laws to modernize the economy.

These moves have had a dramatic impact on Asian financial markets. Currencies have stabilized, and stock markets have soared. Thailand is up 66% in U.S. dollars over the past year, Hong Kong 61%, Japan 78% and Taiwan 41%. The most impressive rebounds have been in South Korea (+245%) and Indonesia (+209%). Keep in mind, though, that when you lose 90% of something - as Indonesia did - it takes a 900% gain to get back to where you started!

"I had avoided Asia for four or five years," Mark admits. "Having lived there, I saw the bubble building. Stock market values were absurd. Now I'm surprised how quickly many of these economies have turned around. It's been quite extraordinary, really."

ANALYSTS ON THE GROUND

The analysts of Capital Research go out every day to assess the relative worth of securities around the world. They're seeking long-term value, not momentary opportunities for a trading profit. So they look for companies that can provide sustained growth for years to come.

No place has presented more extremes of value - nor illustrated our research process better - than Asia. For years, Asian stocks were among the highest-priced on earth, reflecting the region's rapid economic growth. Stocks were so highly valued, in fact, that we wondered how any Asian company could meet such high expectations. Beginning in the late 1980s in Japan and the early 1990s in the rest of Asia, we came to the conclusion that the earnings potential of most companies couldn't justify these sky-high stock prices. As a result, SMALLCAP and other American Funds that invest outside the U.S. haven't owned much in Asia.

During the crisis, stock prices went to the other extreme. They dropped so far it was difficult to imagine a scenario in which, given adequate time, the fund couldn't make money. The only real question was: When will prices stop falling?

"It was a soul-searching experience," relates Galen Hoskin, an analyst in our Hong Kong office. "Things were happening that occur only once in a great while, maybe once in a lifetime. It was such a terrible environment that valuations got to the point where I'd look at a stock and say, $At this price, owning this stock makes sense over any reasonable period of time - even if I look like an idiot in the interim.'"

Being able to make that assessment requires both a deep understanding of the companies and an ability to assess value around the world. "That's one of Capital's particular strengths," adds Galen. "Our analysts work closely together. I'm part of a team of electronics analysts who help each other understand global trends. That gives us a great advantage over local analysts, and over organizations where cooperation is not so ingrained in the culture. I have access to relevant information from around the world."

Galen covers Greater China, including Hong Kong, Taiwan and the People's Republic. "Electronics is a real strength of the region," he notes. "One of the most exciting things going on in Asia is the tremendous build-up in electronics manufacturing in Guangdong Province, right across the border from Hong Kong. Although part of China, most of these companies are owned by the Taiwanese because they have the expertise and the financial resources. These firms are so efficient they've been taking business away from other Asian nations, notably Thailand."

Sung sought values in another bright spot for technology. "After stock prices collapsed, the first place I went was Singapore," he says. "Contract manufacturers there, making products mostly for U.S. electronics companies, had seen their stock prices halved. But their businesses were still growing. The opportunities were hard to pass up." Companies such as Venture Manufacturing and NatSteel Electronics, both of Singapore, have gone on to be terrific stocks for the fund.

The situation in Japan, because it took longer to unfold, was quite different. "People outside Japan were rightly confused by the magnitude of the problems and what was causing them," notes Hiromi Ishikawa, an analyst in our Tokyo office. "That made it nearly impossible to get anyone interested in buying Japanese stocks."

Opportunities among smaller Japanese companies were scarce, in any event. "Due to government restrictions, it often took 10 years or more for a company to be listed on a stock exchange," explains Hiromi. "By the time the stocks came to market, their best growth was already behind them. The procedures for listing changed three years ago. Now we're starting to see companies much earlier in their development. As a result, Japanese entrepreneurs today have remarkable energy and enthusiasm."

[border:  Asian silk drawing]

[Begin Pull Quote]
Our analysts work closely together. I'm part of a team of electronics analysts who help each other understand global trends. That gives us a great advantage over local analysts, and over organizations where cooperation is not so ingrained in the culture.
[End Pull Quote]


[Begin Sidebar]
SMALLCAP'S EXPOSURE TO ASIA INCREASES
[begin bar chart]

                           Japan                      Asia

1990                       5.0                        3.8

1991                       3.9                        2.7

1992                       2.8                        5.9

1993                       3.5                        5.5

1994                       2.3                        5.9

1995                       0.9                        4.6

1996                       0.9                        4.2

1997                       1.1                        3.7

1998                       1.1                        2.9

1999                       7.0                        8.9


[end chart]
Shows percent of net assets as of 9/30,
excluding Australia and New Zealand
[End Sidebar]


[Begin Pull Quote]
The question investors should ask is: With stock prices up sharply from their lows, will progress continue? Or will the recovery breed complacency?
[End Pull Quote]


[Begin Sidebar]
ASIAN ECONOMIC GROWTH IS RETURNING
(Change in gross domestic product)
[begin line chart]

                           1997          1998         1999            2000
                                                      estimated)      estimated)

Japan                      1.4           -2.9         1.3             2.0

Hong Kong                  5.3           -5.1         0.6             3.5

South Korea,               5.0           -6.6         7.1             5.6
Malaysia, Thailand


[end chart]

Sources: Datastream, Aremos,
JP Morgan and Capital International
[End Sidebar]

COMMUNICATION IS THE KEY

Having people stationed in offices around the world makes a real difference in assessing value. The local presence is crucial to understanding the local market; the ability to bounce ideas off colleagues around the world ensures a diversity of opinions. Effective communication is the key to making the process work.

"We get all the analysts and portfolio counselors together several times a year," explains Hiromi. "In between, we all travel constantly to visit companies and stay in touch with one another. The ability to share ideas with colleagues who are studying similar companies in other parts of the world is invaluable."

Galen feels similarly: "The biggest challenge by far is communicating well - not only exchanging information but spending the time together to establish trust. That's a challenge of geographic diversity, so we go out of our way to meet the challenge."

Most often, news and information from the field comes from our analysts, but sometimes that process works in reverse. "The situation in Asia looked very grim in the last half of 1998," recalls Sung. "Small-company stocks were devastated. In retrospect, they offered amazing value, but being immersed in the gloom, I think I was a bit gun shy. It was the portfolio counselors in the U.S. and Europe whose encouragement energized me to go find more stocks."

Another benefit is the willingness - and courage - to take a long-term view. "That perspective gave us strength amid the desperation," notes Galen. "You don't have to worry about a company's results next quarter, but about where the company will be in several years. Extending the time horizon gives us the confidence to act on our convictions."

WHAT THE FUTURE MAY HOLD

Today, the prognosis for Asia is sharply divided. The question investors should ask is: With stock prices up sharply from their lows, will progress continue? Or will the recovery breed complacency?

"Lack of confidence was a big part of the decline, and a return of confidence explains most of the recovery so far," notes Rob Lovelace, a Los Angeles-based portfolio counselor. "Now the hard work must get done."

To be sure, a stock market rebound does not guarantee a sustained economic recovery, but the general perception is that Asia is on the mend. That's certainly true for South Korea, which bounced back quickly. Singapore and Taiwan, which didn't suffer as much during the crisis, are likewise back on strong growth paths. Elsewhere, the pace and extent of restructuring, while significant, lag expectations. Indonesia is in the worst shape because of banking scandals, the military intervention in East Timor and political instability. For recovery to last, Asian countries must establish property laws, bankruptcy rules and accounting and banking standards that encourage long-term economic health.

The future of Asia also hinges to a great extent on China and Japan, the region's two largest economies. "In Japan," notes Rob, "there are a few companies making changes, more companies talking about making changes and most doing neither." Still, the concept of lifetime employment is eroding, and the rising value of the yen is likely to keep pressure on Japanese companies to continue restructuring to remain competitive. But progress may not be quick. "It's typical in Japan for problems to be addressed very slowly," admits Hiromi. "It has taken almost 10 years to reach consensus that something needs to be done."

In China, the pace of growth depends almost entirely on establishing clearer ownership laws. Businesses today can't properly assess their risks; recently, for example, the government banned foreign ownership of Internet businesses - an absurdity in today's wired world, but reality nonetheless.

In the past few months, these concerns have begun to impact investor behavior. South Korean stocks were down 10% during the third quarter of 1999, and Thailand's, for example, are off 32%. "After this kind of run-up, taking a breather is healthy," notes Gordon. "It also gives us a chance to buy more of the stocks we like."

STRENGTHS REMAIN IN PLACE

Underneath the concerns, the strengths that propelled Asia's growth over the past few decades remain firmly in place: low-cost labor, an educated workforce, and government commitment to business. Those that disappeared during the crisis
- including access to foreign capital - are beginning to return. And those things that needed fixing - cozy relationships between business and government, lax attitudes toward debt, inadequate financial regulation - are beginning to change.

"Earlier this year, the recovery seemed pretty fragile," notes Rob. "Lately, it's reminding me more and more of the recovery in Mexico after their currency crisis in 1994. The longer the recovery holds, the more optimistic I become."

Gordon is a particularly ardent convert: "I think the Japanese stock market could be the world's best major market over the next five years. That's not a view shared by all my colleagues, but there's a strong argument to be made."

Mark Denning is more dubious: "I think the jury is still very much out on Japan. They've got big, big problems. There certainly have been improvements, and stirrings of change, but whether this is a genuine turnaround is an open question."

That's the beauty of the multiple portfolio counselor system used by SMALLCAP and other American Funds: Shareholders benefit from a variety of perspectives. But even Mark admits, "Regardless of what happens on a broader basis, there are many wonderful small companies to invest in in Asia."


[Begin Sidebar]
[illustration:  Asian characters]
ASTUTE

Galen Hoskin has been fascinated by Asian cultures since his days at Middlebury College, where he majored in East Asian studies. After college, he helped guide Macy's Asian sourcing operation. Five years ago, after graduating from Columbia Business School, he joined Capital in our Hong Kong office.

"Macy's was a great experience for a kid right out of college. Their Asian operation wasn't large, but it gave me the opportunity to meet businessmen throughout Asia. Over time, I came to recognize that the Taiwanese, in particular, were very astute and quite conservative financially. That has served them well in the past few years."
[photograph:  Galen Hoskin]
[End Sidebar]


WHAT MAKES THE
AMERICAN FUNDS DIFFERENT?

[border:  American flag]

As a shareholder in SMALLCAP World Fund, you are also a member of The American Funds Group,(r) the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

A LONG-TERM, VALUE-ORIENTED APPROACH:

Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced shares and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

A GLOBAL PERSPECTIVE:

We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. We spend substantial resources getting to know companies and industries around the world.

[illustration:  globe]

A MULTIPLE PORTFOLIO COUNSELOR SYSTEM:

More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS:

Nearly 90% of the portfolio counselors who serve the American Funds were in the investment business before the stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES:

You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rate is low as well, keeping transaction costs and tax consequences contained.

A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks
Amcap Fund(r)

EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(SM)
Smallcap World Fund(r)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks

American Mutual Fund(r)
Capital World Growth and Income Fund(SM)
Fundamental Investors(SM)
The Investment Company of America(r)
Washington Mutual Investors Fund(SM)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds

Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds

American Balanced Fund(r)

INCOME FUNDS
Emphasis on current income through bonds

American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(SM)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds

American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America(r)

State-specific tax-exempt funds

The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
Seek stable monthly income through money market instruments

The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)

[Begin Sidebar]
For more complete information about any of the funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our Web site at www.americanfunds.com, or phone the fund's transfer agent, American Funds Service Company, at 800/421-0180. Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of A Portfolio for Every Investor.
[End Sidebar]


Smallcap World Fund, Inc.
Investment Portfolio September 30, 1999

[pie chart]
Industry Diversification
Business Services                                                        12.96%
Electronic Components                                                  12.01
Broadcasting & Publishing                                               8.96
Merchandising                                                           6.66
Health & Personal Care                                                  5.28
Other Industries                                                       48.96
Cash & Equivalents                                                      5.17

                                                                       Percent
                                                                            of
                                                                           Net
Largest Equity Holdings                                                 Assets
PMC-Sierra                                                                3.37%
UnitedGlobalCom                                                         1.30
Micrel                                                                  1.17
Disco                                                                    .98
Venture Manufacturing                                                    .94
Scient                                                                   .87
Westwood One                                                             .85
Andrx                                                                    .82
Newfield Exploration                                                     .81
Flextech                                                                 .77



                                                                     Shares or  Market Percent
Equity Securitites                                                   Principal   Value  Of Net
(common and preferred stocks and convertible debentures)                Amount    (000) Assets

Business Services -- 12.96%
Scient Corp. (USA) (1,2,3)                                            1,432,123  77,907     .87
ISS-International Service System A/S, Class B (Denmark) (1)           1,116,950  62,673     .70
Black Box Corp. (USA) (1)                                               878,000  46,095     .51
Flextronics International Ltd. (USA -- Incorporated in Singapore)       790,000  45,968     .51
Medicis Pharmaceutical Corp., Class A (USA) (1)                       1,459,000  41,581     .46
NCO Group, Inc. (USA) (1)                                               825,000  38,775     .43
Baltimore Technologies PLC (United Kingdom) (1,4)                     1,910,000  36,788     .41
Bally Total Fitness Holding Corp. (USA) (1)                           1,160,500  35,468     .39
CBT Group PLC (ADR) (Ireland) (1)                                     1,350,000  33,244     .37
Falck A/S (Denmark)                                                     295,000  27,602     .31
Corporate Services Group PLC (United Kingdom) (2)                     7,528,427  13,447
Corporate Services Group PLC, 7.50% convertible debentures 2005      $6,000,000   7,507     .27
Corporate Services Group PLC                                          2,000,000   3,572
ChoicePoint Inc. (USA) (1)                                              357,400  24,080     .27
Rhon-Klinikum AG (Germany)                                              187,100  22,540     .25
Stewart Enterprises, Inc., Class A (USA)                              3,000,000  18,188     .20
Intershop Communications AG (Germany) (1)                               159,300  16,558     .18
Photobition Group PLC (United Kingdom)                                2,278,400   8,627
Photobition Group PLC  (2)                                            1,999,670   7,571     .18
Lason, Inc. (USA) (1)                                                   350,000  15,586     .17
Trigon Healthcare, Inc. (USA) (1)                                       525,700  15,180     .17
Exact Holding NV (Netherlands) (1)                                      427,000  15,113     .17
Regis Corp. (USA)                                                       775,500  14,928     .17
Midas, Inc. (USA)                                                       700,000  14,438     .16
I-D Media AG (Germany) (1)                                              346,420  14,292     .16
Mosaic Group Inc. (Canada) (1)                                        2,873,300  14,194     .16
Sapient Corp. (USA) (1)                                                 138,400  13,044     .15
Whittman-Hart, Inc. (USA) (1)                                           316,200  12,263     .14
Uproar Ltd. (formerly E-Pub (Holdings) Ltd.) (Austria) (1)              574,320  11,633     .13
MSC Industrial Direct Co., Inc., Class A (USA) (1)                    1,250,000  11,484     .13
DII Group, Inc. (USA) (1)                                               325,000  11,436     .13
Sapiens International Corp. NV (Israel) (1,4)                         1,015,000  11,292     .13
Focal Communications Corp. (USA) (1)                                    440,000  11,275     .13
MEDION AG (Germany) (1)                                                  46,800  11,126     .12
Profit Recovery Group International, Inc. (USA) (1)                     238,350  10,636     .12
AHL Services, Inc. (USA) (1)                                            399,900  10,422     .12
Fujitsu Support and Service Inc. (Japan)                                 36,000  10,254     .11
InaCom Corp. (USA) (1)                                                1,104,000  10,143     .11
MDC Communications Corp., Class A (Canada) (1)                          970,933  10,089     .11
Bellsystem24 Inc. (Japan)                                                15,000  10,082     .11
Bertrandt AG (Germany)                                                  145,000   9,893     .11
Iron Mountain Inc. (USA) (1)                                            291,000   9,858     .11
Kroll-O'Gara Co. (USA) (1)                                              590,000   9,846     .11
Brunel International NV (Netherlands)                                   595,104   9,707     .11
Ci Technologies Group Ltd. (Australia)                                2,425,784   9,495     .11
Zhejiang Expressway Co. Ltd. (China)                                 60,000,000   9,424     .11
ProBusiness Services, Inc. (USA) (1)                                    350,000   9,406     .10
InfoCure Corp. (USA) (1)                                                490,000   9,249     .10
Corporate Executive Board Co. (The) (USA) (1)                           225,000   9,169     .10
APCOA Parking AG (Germany) (4)                                          120,800   9,015     .10
Kanamoto Co., Ltd. (Japan)                                            1,086,000   8,984     .10
eXchange Holdings PLC (The) (United Kingdom) (1)                      3,346,200   8,979     .10
Digex, Inc., Class A (USA) (1)                                          377,500   8,942     .10
Bright Horizons Family Solutions, Inc. (USA) (1)                        555,000   8,672     .10
Innotrac Corp. (USA) (1)                                                475,000   8,491     .09
Icon Medialab International AB (Sweden) (1)                             150,000   8,477     .09
LibertyOne Ltd. (Australia) (1)                                       9,000,000   8,455     .09
Casella Waste Systems, Inc., Class A (USA) (1)                          502,500   8,385     .09
PSD Group PLC (United Kingdom)                                          978,000   8,163     .09
e4L, Inc (USA) (1)                                                    2,100,000   8,006     .09
Talentum Oyj (Finland) (1)                                              550,000   7,740     .09
BPP Holdings PLC (United Kingdom)                                       800,000   7,335     .08
Parsytec AG (Germany) (1)                                               128,943   6,915     .08
CoSine Communications, Inc., Series D, convertible                    1,925,820   6,750     .08
 preferred (USA) (1,2,3)
Catena Corp (Japan)                                                     600,000   6,458     .07
Source Information Management Co. (The) (USA) (1)                       425,000   6,030     .07
International Container Terminal Services, Inc.,                     $5,905,000   5,728     .06
 1.75% convertible debentures 2004 (Philippines)
American Dental Partners, Inc. (USA) (1,4)                              443,000   5,371     .06
GTS Duratek, Inc. (USA) (1)                                             891,100   5,319     .06
London Bridge Software Holdings PLC (United Kingdom)                    103,400   4,029
London Bridge Software Holdings PLC New (1)                              34,400   1,241     .06
Trafficmaster PLC (United Kingdom) (1)                                  550,000   4,762     .05
Triad Hospitals, Inc. (USA) (1)                                         468,347   4,742     .05
REMARQ Communities, Series B, convertible                               548,000   4,658     .05
 preferred (USA) (1,2,3)
FortuneCity.com Inc. (USA) (1)                                          475,000   4,634     .05
Scoot.com PLC (United Kingdom) (1)                                    7,000,000   4,462     .05
Stericycle, Inc. (USA) (1)                                              300,000   4,406     .05
Sylvan Learning Systems, Inc. (USA) (1)                                 219,850   4,260     .05
LifePoint Hospitals, Inc. (USA) (1)                                     468,347   4,069     .05
Pre-Paid Legal Services, Inc. (USA) (1)                                 100,000   3,937     .04
Formula Systems (1985) Ltd. (ADR) (Israel) (1)                          154,400   3,821     .04
WatchGuard Technologies, Inc. (USA) (1)                                 250,000   3,750     .04
Engage Technologies, Inc. (USA) (1)                                      99,300   3,742     .04
AmSurg Corp., Class B (USA) (1)                                         309,972   1,937
AmSurg Corp., Class A (1)                                               250,000   1,594     .04
Extreme Networks, Inc. (USA) (1)                                         52,000   3,292     .04
ICON PLC (ADR) (Ireland) (1)                                            209,000   3,292     .04
American Healthcorp, Inc. (USA) (1,4)                                   522,000   3,197     .04
Private Business, Inc. (USA) (1)                                        650,000   3,087     .03
Franklin Covey Co. (USA) (1)                                            375,000   2,883     .03
Primark Corp. (USA) (1)                                                  89,102   2,534     .03
UroCor, Inc. (USA) (1,4)                                                600,000   2,456     .03
IXLA Ltd. (Australia) (1)                                             2,000,000   2,427     .03
Snyder Communications, Inc. (USA) (1)                                   130,000   1,974     .02
Artnet.com AG (Germany) (1)                                             150,000   1,919     .02
Sterile Recoveries, Inc. (USA) (1)                                      241,000   1,868     .02
China.com Corp., Class A (Hong Kong) (1)                                 25,800   1,677     .02
Luminant Worldwide Corp. (USA) (1)                                       49,200   1,513     .02
Framtidsfabriken AB (Sweden) (1)                                         40,000   1,396     .02
Fantastic Corp., co-ownership shares (Switzerland) (1)                   25,000   1,386     .02
Sifo Group AB, Class B (Sweden)                                         200,000   1,253     .01
Lorien PLC (United Kingdom)                                             819,663   1,201     .01
M-Web Holdings Ltd. (South Africa) (1)                                1,727,700     908     .01
Ventiv Health, Inc. (USA) (1)                                            43,333     428     .00
InterQ Inc. (Japan) (1)                                                   1,000     296     .00
Metropolis Transactive Holdings Ltd. (South Africa) (1)                 302,426      50     .00

Electronic Components -- 12.01%
PMC-Sierra, Inc. (USA) (1,4)                                          3,270,000 302,475    3.37
Micrel, Inc. (USA) (1,4)                                              2,422,000 105,054    1.17
Venture Manufacturing (Singapore) Ltd (Singapore)                     6,976,000  60,775
Venture Manufacturing (Singapore) Ltd (2)                             2,710,000  23,610     .94
NatSteel Electronics Ltd (Singapore)                                 17,700,000  66,161     .74
Power Integrations, Inc. (USA) (1,4)                                    833,900  57,748     .64
Cymer, Inc. (USA) (1)                                                 1,182,700  41,025     .46
Acer Display Technology (Taiwan) (1,2,3)                             36,000,000  34,123     .38
Sanmina Corp. (USA) (1)                                                 417,000  32,265     .36
Wus Printed Circuit Co., Ltd. (Taiwan) (1,4)                         22,083,750  31,120     .35
Dainippon Screen Mfg. Co., Ltd. (Japan) (1)                           4,150,000  25,318     .28
Semtech Corp. (USA) (1)                                                 660,000  24,172     .27
Varian Semiconductor Equipment Associates, Inc. (USA) (1)             1,139,800  24,007     .27
Applied Micro Circuits Corp. (USA) (1)                                  418,000  23,826     .27
Littelfuse, Inc. (USA) (1,4)                                          1,000,000  22,250     .25
DuPont Photomasks, Inc. (USA) (1)                                       450,000  20,728     .23
Photronics, Inc. (USA) (1)                                              850,000  19,072     .21
Dallas Semiconductor Corp. (USA)                                        312,800  16,715     .19
SIPEX Corp. (USA) (1,4)                                               1,160,000  16,603     .18
Kinpo Electronics, Inc. (Taiwan) (1)                                  9,375,000  15,699     .17
Malaysian Pacific Industries Bhd. (Malaysia)                          4,420,000  15,354     .17
JIT Holdings Ltd. (Singapore)                                         7,418,000  13,711     .15
Unicap Electronics Industrial Corp. (Taiwan) (1,4)                   18,037,505  12,880     .14
Anam Semiconductor, Inc. (South Korea)(1)                               800,000  12,500     .14
Perlos Oyj (Finland) (1)                                                918,800  12,391     .14
Varitronix International Ltd. (Hong Kong ---                          5,672,000  12,377     .14
 Incorporated in Bermuda)
Elec & Eltek International Holdings Ltd. (Hong Kong--                52,905,000   9,603     .11
Incorporated in Bermuda) (4)
Aavid Thermal Technologies, Inc. (USA) (1)                              337,900   7,624     .08
Elec & Eltek International Co. Ltd. (Singapore)                       1,840,000   7,139     .08
MegaChips Corp. (Japan)                                                  60,000   4,569     .05
Shinsung ENG (South Korea) (1)                                          510,000   4,047     .04
Tower Semiconductor Ltd. (Israel) (1)                                   420,000   3,833     .04

Broadcasting & Publishing -- 8.96%
UnitedGlobalCom Inc., Class A (formerly United                        1,625,000 116,391    1.30
 International Holdings, Inc.) (USA) (1)
Westwood One, Inc. (USA) (1)                                          1,691,300  76,320     .85
Flextech PLC (United Kingdom) (1)                                     4,442,100  69,433     .77
Scottish Media Group PLC (United Kingdom)                             3,182,500  46,182     .51
SBS Broadcasting SA (Luxembourg) (1)                                  1,021,550  39,585     .44
United Television, Inc. (USA)                                           350,000  39,463     .44
Antena 3 de Television, SA (GDR) (Spain) (1,2,3,4)                        1,500  39,207     .44
Shaw Communications Inc., Class B (Canada)                            1,050,000  28,904     .32
MIH Ltd., Class A (South Africa) (1)                                    850,000  24,544     .27
Jones Intercable, Inc., Class A (USA) (1)                               427,400  23,106     .26
CanWest Global Communications Corp. (Canada)                          1,554,946  19,071     .21
Nasionale Pers Beperk (South Africa)                                  4,000,000  19,024     .21
Chrysalis Group PLC (United Kingdom)                                  1,474,000  18,927     .21
Class Editori SpA, Class A (Italy)                                    2,082,000  17,872     .20
Radio One, Inc., Class A (USA) (1)                                      400,000  16,600     .18
Highlight Communications AG, co-ownership shares                        200,200  16,007     .18
 (Switzerland) (1)
HIT Entertainment PLC (United Kingdom) (2,4)                            913,420  13,684
HIT Entertainment PLC (4)                                               140,000   2,097     .18
Rural Press Ltd. (Australia)                                          3,726,466  12,034     .13
Australian Provincial Newspapers Holdings Ltd. (Australia)            5,639,774  11,406     .13
Zee Telefilms Ltd. (India)                                              110,000  11,389     .13
NRJ SA (France)                                                          40,284  10,951     .12
Modern Times Group MTG AB, Class B (ADR) (Sweden) (1)                    69,200  10,795     .12
Primedia Ltd., units (South Africa)                                   7,718,508   9,016     .10
Ten Network Holdings Ltd. (Australia)                                 6,500,000   8,778     .10
Antenna TV SA (ADR) (Greece) (1)                                        900,000   8,325     .09
Future Network PLC (The) (United Kingdom) (1)                           750,000   7,803     .09
ENDEMOL Entertainment Holding NV (Netherlands) (1)                      195,520   6,087
ENDEMOL Entertainment Holding NV                                         50,000   1,557     .08
GWR Group PLC (United Kingdom)                                        1,093,000   7,359     .08
Media General, Inc., Class A (USA)                                      139,500   7,149     .08
Sky Network Television Ltd. (ADR) (New Zealand) (1)                     376,000   5,922
Sky Network Television Ltd.  (1)                                        106,500     173     .07
Senator Film AG (Germany) (1)                                            79,450   5,760     .06
MIH Holdings Ltd. (South Africa) (1)                                  1,727,700   5,507     .06
Agora SA (GDR) (Poland) (1)                                             625,000   5,391     .06
Sondagsavisen A/S (Denmark)                                              80,000   5,051     .06
RTV Family Entertainment AG (Germany) (1)                               110,000   4,363     .05
Teletypos SA (Greece)                                                   168,190   4,308     .05
CHUM Ltd., nonvoting, Class B (Canada)                                  158,200   4,150     .05
P4 Radio Hele Norge ASA (Norway)                                        816,000   3,804     .04
SuperSport International Holdings Ltd. (South Africa)                 5,347,900   3,704     .04
United Broadcasting Corp. (Thailand) (1)                              5,800,000   3,224     .04
TVA Group Inc., Class B (Canada)                                        243,600   3,220     .04
Roularta Media Group NV (Belgium)                                        60,000   3,198     .04
Alma Media Oyj (Finland)                                                107,400   2,656     .03
CTV Inc. (Canada) (1)                                                   160,400   2,202     .02
Southern Star Group Ltd. (Australia)                                  3,290,000   1,803     .02
StoryFirst Communications Inc., convertible                               4,022   1,207     .01
 preferred, Class B (Russia) (1,2,3)

Merchandising -- 6.66%
Lands' End, Inc. (USA) (1)                                              706,700  46,642     .52
Komori Corp. (Japan)                                                  1,105,000  41,965     .47
Michaels Stores, Inc. (USA) (1)                                       1,400,000  41,300     .46
Giordano International Ltd. (Hong Kong) (4)                          42,954,000  34,008     .38
Sunglass Hut International, Inc. (USA) (1,4)                          3,200,000  33,800     .38
Too, Inc. (USA) (1,4)                                                 1,775,000  31,839     .35
Homac Corp. (Japan)                                                   1,314,200  31,502     .35
Zale Corp. (USA) (1)                                                    798,700  30,600     .34
Cost Plus, Inc. (USA) (1)                                               630,000  30,555     .33
DFS Furniture Co. PLC (United Kingdom)                                4,852,700  23,087     .26
Tsuruha Co., Ltd. (Japan)                                               198,000  18,613     .21
Williams-Sonoma, Inc. (USA) (1)                                         234,099  11,369
Williams-Sonoma, Inc. (1,2)                                             134,099   6,512     .20
Migros Turk TAS (Turkey)                                             40,904,025  17,754     .20
Whitehall Jewellers, Inc. (USA) (1,4)                                   510,000  14,663     .16
Rent-Way, Inc. (USA) (1)                                                700,000  13,300     .15
Jo-Ann Stores, Inc., Class A (USA) (1,4)                                525,000   6,530
Jo-Ann Stores, Inc., Class B (1,4)                                      525,000   5,906     .14
PETsMART, Inc. (USA) (1)                                              3,150,000  11,714     .13
Webvan Group, Inc., convertible preferred, Class C                    1,434,700  10,000     .11
 (formerly Intelligent Systems Corp.) (USA) (1,2,3)
O'Reilly Automotive, Inc. (USA) (1)                                     200,000   9,531     .11
Controladora Comercial Mexicana, SA de CV, units (Mexico)            10,737,000   9,324     .10
Sharper Image Corp. (USA) (1,4)                                         775,000   8,525     .09
School Specialty, Inc. (USA) (1)                                        500,000   8,438     .09
GrandVision SA (France)                                                 321,704   8,262     .09
Claire's Stores, Inc. (USA)                                             450,000   7,453     .08
Haverty Furniture Companies, Inc. (USA)                                 470,000   6,815     .08
Jean Coutu Group (PJC) Inc., Class A (Canada)                           333,400   6,724     .07
Piercing Pagoda, Inc. (USA) (1,4)                                       502,500   6,533     .07
Bombay Co., Inc. (USA) (1)                                            1,222,200   6,187     .07
Hornbach Holding AG, preferred (Germany)                                142,650   6,174     .07
AnnTaylor, Inc. (USA) (1)                                               150,000   6,131     .07
Chapters Inc. (Canada) (1)                                              324,200   5,467     .06
Shop At Home, Inc. (USA) (1)                                            580,000   5,220     .06
Sixt AG (Germany)                                                       101,136   4,097
Sixt AG, nonvoting preferred                                             36,768     992     .06
PlanetRx.com, Inc., preferred, Series B (USA) (1,2,3)                 1,000,000   5,000     .06
Athlon Groep NV (Netherlands)                                           225,000   4,846     .05
EUROBIKE AG (Germany) (4)                                               364,000   4,191     .05
Miadora Inc., preferred, Series B (USA) (1,2,3)                         602,410   4,000     .04
Dickson Concepts (International) Ltd. (Hong Kong ---                  4,575,699   3,564     .04
 Incorporated in Bermuda)
Chapters Online Inc. (Canada) (1)                                       330,000   3,339     .04
Mobel Walther AG, nonvoting preferred (Germany)                         212,851   2,700
Mobel Walther AG                                                         38,000     496     .04
Liquidation World Inc. (Canada) (1,4)                                   450,000   2,453     .03
Homeplace of America Inc. (formerly Homeplace                            22,536     362
 Holdings Inc.) (USA) (1,3)
Homeplace of America Inc., Series A, warrants,                          112,679             .00
 expire 2004 (1,3)

Health & Personal Care -- 5.28%
Andrx Corp. (USA) (1)                                                 1,260,000  73,749     .82
Inhale Therapeutic Systems, Inc. (USA) (1,2,4)                        1,101,646  33,462     .37
Pharmacyclics, Inc. (USA) (1,2,4)                                       580,000  23,707
Pharmacyclics, Inc.  (1,4)                                              215,000   8,788     .36
Mentor Corp. (USA)                                                    1,080,000  30,780     .34
SuperGen Inc. (USA) (1,2,3)                                             561,000  10,938
SuperGen Inc. (1)                                                       463,600  10,634
SuperGen Inc., warrants, expire 2002 (1,2,3)                            336,600   3,964
SuperGen Inc., warrants, expire 2002 (1,3)                              231,800   2,862     .32
Nobel Biocare AB (Sweden) (4)                                         1,591,900  23,665     .26
Vertex Pharmaceuticals Inc. (USA) (1)                                   730,000  22,676     .25
ImClone Systems Inc. (USA) (1)                                          650,000  21,612     .24
Protein Design Labs, Inc. (USA) (1)                                     500,000  18,063     .20
ViroPharma Inc. (USA) (1,4)                                             740,000  16,488     .18
Aviron (USA) (1)                                                        605,000  14,671     .16
IDEXX Laboratories, Inc. (USA) (1)                                      825,000  14,205     .16
Gilead Sciences, Inc. (USA) (1)                                         200,000  12,838     .14
COR Therapeutics, Inc. (USA) (1)                                        557,300  10,589     .12
Thermedics Inc. (USA) (1)                                             1,390,000  10,338     .12
Nadro, SA de CV, L Shares (Mexico)                                    9,500,000   7,823
Nadro, SA de CV, B Shares                                             2,788,000   2,439     .11
Digene Corp. (USA) (1,4)                                                800,000   9,900     .11
Vical Inc. (USA) (1)                                                    700,000   9,669     .11
Scotia Holdings PLC (United Kingdom) (1)                              3,476,900   9,387     .10
Hollis-Eden Pharmaceuticals, Inc. (USA) (1,2,4)                         555,556   7,396     .08
Anesta Corp. (USA) (1,4)                                                740,000   6,799     .08
Ocular Sciences, Inc. (USA) (1)                                         341,100   6,609     .07
Neose Technologies, Inc. (USA) (1)                                      400,000   6,000     .07
NeoPath, Inc. (USA)  (1,4)                                              621,400   2,990
NeoPath, Inc.  (1,2,4)                                                  500,000   2,406     .06
Genetronics Biomedical Ltd., warrants, expire 1999                    1,650,000   5,065     .06
 (Canada) (1,3,4)
OrthoLogic Corp. (USA) (1,4)                                          1,620,000   4,860     .05
Computer Motion, Inc. (USA) (1,4)                                       434,900   4,349     .05
CIMA LABS INC. (USA) (1,4)                                              617,200   4,320     .05
Dura Pharmaceuticals, Inc. (USA) (1)                                    300,000   4,181     .05
GelTex Pharmaceuticals, Inc. (USA) (1)                                  329,900   3,670     .04
AVANT Immunotherapeutics, Inc. (USA) (1,2)                            1,000,000   2,125
AVANT Immunotherapeutics, Inc. (1)                                      500,000   1,063     .04
Women First HealthCare, Inc. (USA) (1)                                  400,000   2,825     .03
Scios Inc. (USA) (1)                                                    656,500   2,421     .03
Grupo Casa Autrey, SA de CV (ADR) (Mexico) (1)                          498,500   1,994     .02
Vision-Sciences, Inc. (USA) (1,4)                                       984,500   1,477     .02
drugstore.com, inc. (USA) (1)                                            19,800     718     .01

Data Processing & Reproduction -- 5.13%
HNC Software Inc. (USA) (1,4)                                         1,675,198  66,484     .74
Visio Corp. (USA) (1)                                                 1,360,000  53,380     .59
Datacraft Asia Ltd (Singapore)                                        8,991,058  39,560     .44
Great Plains Software, Inc. (USA) (1)                                   700,000  36,050     .40
Remedy Corp. (USA) (1)                                                1,200,000  34,050     .38
Electronics for Imaging, Inc. (USA) (1)                                 500,000  25,703     .29
Documentum, Inc. (USA) (1,4)                                          1,095,000  23,679     .26
Inet Technologies, Inc. (USA) (1)                                       501,100  19,997     .22
RadiSys Corp. (USA) (1,4)                                               500,000  19,625     .22
Apex Inc. (USA) (1)                                                     875,000  16,352     .18
Nice Systems Ltd. (ADR) (Israel) (1,4)                                  625,000  16,094     .18
Saville Systems Ireland PLC (ADR) (Ireland) (1)                         890,000  13,072     .15
Macromedia, Inc. (USA) (1)                                              315,300  12,888     .14
Great Wall Technology Co. Ltd., Class H (China) (1)                  20,000,000  12,874     .14
i2 Technologies, Inc. (USA) (1)                                         300,000  11,644     .13
Primax Electronics Ltd. (Taiwan) (1)                                 13,239,285  10,667     .12
Integral Systems, Inc. (USA) (1,2)                                      277,778   7,986     .09
Aspen Technology, Inc. (USA) (1)                                        776,700   7,573     .08
National Computer Systems, Inc. (USA)                                   193,000   7,400     .08
Commerce One, Inc. (USA) (1)                                             70,000   6,840     .08
Aspect Development, Inc. (USA) (1)                                      265,000   6,708     .07
VA Linux Systems, Inc., convertible preferred,                          777,202   6,000     .07
 Series B (USA) (1,2,3)
Efficient Networks, Inc. (USA) (1)                                       87,100   3,168     .04
Momentum Business Applications, Inc., Class A (USA) (1,4)               302,000   2,718     .03
Kana Communications, Inc. (USA) (1)                                       9,800     489     .01

Leisure & Tourism -- 4.90%
Vail Resorts, Inc. (USA) (1)                                          1,571,300  36,435     .41
Extended Stay America, Inc. (USA) (1)                                 4,000,000  36,000     .40
Cheesecake Factory Inc. (USA) (1,4)                                   1,205,500  33,453     .37
Village Roadshow Ltd. (Australia)                                    10,032,395  19,963
Village Roadshow Ltd., Class A, 5.50% preferred                       6,849,896  12,884     .37
J D Wetherspoon PLC (United Kingdom)                                  5,704,935  31,461     .35
Imax Corp. (Canada) (1,4)                                             1,558,000  31,160     .35
Station Casinos, Inc. (USA) (1)                                       1,233,200  28,672     .32
CINAR Films Inc., Class B (Canada) (1)                                  705,600  21,344     .24
Boca Resorts, Inc., Class A (formerly Florida                         1,175,000  12,338
 Panthers Holdings, Inc.) (USA) (1)
Boca Resorts, Inc., Class A, 1997 Series (1,2)                          500,000   5,250
Boca Resorts, Inc., Class A, 1999 Series (1,2)                          231,730   2,433     .22
Corporacion Interamericana de Entretenimiento,                        8,153,679  19,750     .22
 SA de CV, Class B (Mexico) (1)
Four Seasons Hotels Inc. (Canada)                                       529,707  19,310     .22
Ruby Tuesday, Inc. (USA)                                                841,800  16,415     .18
Consolidated Products, Inc. (USA) (1,4)                               1,562,500  15,234     .17
American Classic Voyages Co. (USA) (1)                                  600,000  13,763     .15
Kinowelt Medien AG (Germany) (1)                                        240,000  13,305     .15
Alliance Atlantis Communications Inc., nonvoting,                       969,450   9,776     .11
 Class B (Canada) (1)
Mandarin Oriental International Ltd. (Singapore)                     12,210,529   8,669     .10
Scandic Hotels AB (Sweden)                                              822,600   8,287     .09
Kinepolis Group NV (Belgium)                                             89,485   7,489     .08
Morton's Restaurant Group, Inc. (USA) (1,4)                             415,000   7,288     .08
Gaumont SA (France)                                                      81,370   5,335     .06
Round One Corp. (Japan)                                                     383   4,894     .05
Lions Gate Entertainment Corp. (Canada) (1,4)                           998,300   1,939
Lions Gate Entertainment Corp.  (1,2,4)                                 885,834   1,720     .04
I T International Theatres Ltd. (Israel) (1)                            375,000   3,600     .04
Norsk Lotteridrift ASA (Norway)                                         965,000   2,624     .03
Johnnies Industrial Corp. Ltd. (South Africa)                           374,797   2,471     .03
Filmes Lusomundo, SA, preferred (Portugal)                              248,500   2,223     .02
Silverleaf Resorts, Inc. (USA) (1)                                      355,100   2,197     .02
DAS WERK AG (Germany) (1)                                                45,000   1,463     .02
CineMedia Film AG (Germany) (1)                                          28,671   1,024     .01

Energy Sources -- 4.08%
Newfield Exploration Co. (USA) (1,4)                                  2,200,000  72,463     .81
Louis Dreyfus Natural Gas Corp. (USA) (1)                             2,000,000  42,875     .48
Fletcher Challenge Energy (New Zealand)                              16,900,000  42,280     .47
Mitchell Energy & Development Corp., nonvoting,                       1,200,000  28,200     .31
 Class B (USA)
Oil Search Ltd. (Australia)                                          14,385,000  18,582
Oil Search Ltd., 9.50% convertible preferred                             50,000   3,575
Oil Search Ltd. (2)                                                   2,300,000   2,971     .28
Cairn Energy PLC (United Kingdom) (1,4)                              11,000,000  24,627     .27
Encal Energy Ltd. (Canada) (1)                                        4,000,000  21,532     .24
Vintage Petroleum, Inc. (USA)                                         1,500,000  20,250     .23
Chieftain International, Inc. (Canada) (1,4)                            860,000  16,340     .18
Premier Oil PLC (United Kingdom) (1)                                 45,675,000  14,286     .16
QCT Resources Ltd. (Australia)                                       19,747,983  12,497     .14
Cabre Exploration Ltd. (Canada) (1,4)                                 1,099,000  11,120     .12
Novus Petroleum Ltd. (Australia) (1,4)                                7,200,757   7,089
Novus Petroleum Ltd. (1,2,3,4)                                        1,850,000   1,548     .10
Ramco Energy PLC (United Kingdom) (1,4)                               1,297,000   7,260     .08
Northrock Resources Ltd. (Canada) (1)                                   603,000   6,471     .07
Paladin Resources NL (Australia) (1,4)                               11,270,998   4,453     .05
HS Resources, Inc. (USA) (1)                                            200,000   3,275     .04
Arcon International Resources PLC (Ireland) (1)                      11,798,000   3,108     .03
Aminex PLC (Ireland) (1,2)                                            3,250,000   1,391
Aminex PLC  (1)                                                         750,000     321     .02
Anzoil NL (Australia) (1)                                             2,730,000     258     .00

Electronic Instruments -- 4.05%
Disco Corp. (Japan)                                                     709,000  87,975     .98
TranSwitch Corp. (USA) (1)                                              900,000  51,300     .57
Etec Systems, Inc. (USA) (1,4)                                        1,210,000  45,526     .51
ANTEC Corp. (USA) (1)                                                   570,000  30,281     .34
Orbotech Ltd. (Israel) (1)                                              450,000  27,844     .31
Plantronics, Inc. (USA) (1)                                             425,000  21,144     .23
L-3 Communications Corp. (USA) (1)                                      550,000  20,762     .23
ASM Pacific Technology Ltd. (Hong Kong)                              16,487,000  19,633     .22
Mercury Computer Systems, Inc. (USA) (1)                                490,000  16,660     .19
Trimble Navigation Ltd. (USA) (1,4)                                   1,450,000  15,497     .17
Picvue Electronics, Ltd. (Taiwan)                                    17,990,000  15,063     .17
ThermoQuest Corp. (USA) (1)                                             510,000   5,164     .06
Lumonics Inc. (Canada) (1)                                              710,000   4,209     .05
Micronic Laser Systems AB (Sweden) (1,2,3)                              466,666   2,179     .02

Chemicals -- 2.28%
OM Group, Inc. (USA)                                                  1,050,000  40,294     .45
Cambrex Corp. (USA) (4)                                               1,400,000  37,012     .41
Valspar Corp. (USA)                                                     991,100  32,397     .35
Ionics, Inc. (USA) (1)                                                  750,000  24,281     .27
Airgas, Inc. (USA) (1)                                                1,459,300  16,964     .19
Bush Boake Allen Inc. (USA) (1)                                         533,600  14,074     .16
Omni Industries Ltd. (Singapore)                                     12,600,000  13,351     .15
CK Witco Corp. (formerly Crompton & Knowles                             671,200   9,774     .11
 Corp.) (USA)
Georgia Gulf Corp. (USA)                                                495,000   8,724     .10
Gurit-Heberlein AG (Switzerland)                                         15,000   8,059     .09

Beverages & Tobacco -- 2.19%
BRL Hardy Ltd. (Australia) (4)                                        7,216,826  32,026     .36
Beringer Wine Estates Holdings, Inc., Class B (USA) (1)                 708,000  29,072     .32
Coca-Cola West Japan Co., Ltd. (formerly Kita                           536,220  24,699     .27
 Kyushu Coca-Cola Bottling Co., Ltd.) (Japan)
Robert Mondavi Corp., Class A (USA) (1)                                 500,000  18,781     .21
Chukyo Coca-Cola Bottling Co. Ltd. (Japan)                            1,125,000  15,810     .18
Montana Group Ltd. (formerly Corporate Investments                   13,950,000  14,998     .17
 Ltd.)  (New Zealand) (4)
Simeon Wines Ltd. (Australia) (4)                                     3,900,000   9,032     .10
Vitasoy International Holdings Ltd. (Hong Kong)                      27,250,000   8,332     .09
Oy Hartwall AB, Class A (Finland)                                       505,150   7,055     .08
Mikasa Coca-Cola Bottling Co., Ltd. (Japan)                             725,000   7,020     .08
Quilmes Industrial SA, nonvoting preferred (ADR) (Argentina)            700,000   6,694     .07
Ege Biracilik ve Malt Sanayii AS (Turkey)                           183,310,800   5,967     .07
Brau und Brunnen AG (Germany) (1)                                        79,804   5,275     .06
Guinness Anchor Bhd. (Malaysia)                                       4,271,000   4,226     .05
AL-Ahram Beverages Co. (GDR) (Egypt) (1)                                120,000   3,564     .04
Petaluma Ltd. (Australia)                                               689,950   2,323     .03
Vina Concha y Toro SA (ADR) (Chile)                                      27,200   1,027     .01

Electrical & Electronics -- 2.05%
Kokusai Electric Co., Ltd. (Japan) (4)                                4,675,000  61,657     .69
ERG Ltd. (Australia)                                                  8,014,840  32,942     .37
Johnson Electric Holdings Ltd. (Hong Kong ---                         5,088,000  24,694     .27
 Incorporated in Bermuda)
Gilat Satellite Networks Ltd. (Israel) (1)                              420,000  22,522     .25
DSP Communications, Inc. (USA) (1)                                    1,065,000  20,235     .22
InterCept Group, Inc. (USA) (1)                                         427,500   7,909     .09
Maker Communications, Inc. (USA) (1)                                    307,200   7,219     .08
Tandberg Television AS (Norway) (1)                                     324,000   3,608     .04
Advanced Systems Automation Ltd. (Singapore)                          2,250,000   2,291     .03
Telinfo NV (Belgium)                                                      6,333     608     .01

Banking -- 1.83%
Industrial Finance Corp. of Thailand (Thailand)                      74,000,000  23,052     .26
FirstMerit Corp. (USA)                                                  680,000  17,255     .19
UST Corp. (USA)                                                         550,000  16,912     .19
Imperial Bancorp (USA) (1)                                              777,600  16,524     .18
Banco de Galicia y Buenos Aires SA, Class B                             711,750  14,813     .16
 (ADR) (Argentina)
Yapi ve Kredi Bankasi AS (Turkey)                                 1,040,000,000  14,219     .16
Fulton Financial Corp. (USA)                                            752,867  14,116     .16
Laurentian Bank of Canada (Canada)                                      896,800  13,505     .15
Commerce Bancorp, Inc. (USA)                                            320,971  13,320     .15
Provident Bankshares Corp. (USA)                                        625,117  13,303     .15
Pacific Bank, N.A. (USA)                                                 98,100   2,453     .03
Banco Rio de la Plata SA, Class B (ADR) (Argentina)                     221,000   2,376     .03
Grupo Financiero BBV Probursa, SA de CV,                             16,785,500   1,723     .02
 Class B (Mexico) (1)

Real Estate -- 1.62%
Unibail (France)                                                        234,000  33,204     .37
Newhall Land and Farming Co. (USA)                                      950,600  23,408     .26
Cadiz Inc. (USA) (1,4)                                                2,232,000  21,343     .24
Castellum AB (Sweden)                                                 2,359,200  20,434     .23
Wiggins Group PLC (United Kingdom) (1)                               37,815,866  14,785     .16
TBI PLC (United Kingdom)                                              9,718,400  13,119     .15
Sponda Oyj (Finland)                                                  1,330,000   6,168     .07
Diligentia AB (Sweden)                                                  800,000   6,045     .07
Mandamus AB (Sweden)                                                    727,575   3,844     .04
Pillar Property PLC (United Kingdom)                                    400,000   2,145     .02
CCA Prison Realty Trust (USA)                                           113,600   1,221     .01

Financial Services -- 1.53%
Metris Companies Inc. (USA)                                           1,520,000  44,745     .50
OM Gruppen AB (Sweden)                                                2,706,400  30,590     .34
Nissin Co., Ltd. (Japan)                                                250,000  17,014     .19
CB Richard Ellis Services, Inc. (USA) (1)                               721,800  10,917     .12
Challenger International Ltd. (Australia)                             3,700,000  10,018     .11
JCG Holdings Ltd. (Hong Kong --- Incorporated in Bermuda)            13,000,000   7,615     .08
American Capital Strategies, Ltd. (USA)                                 400,000   7,400     .08
Medallion Financial Corp. (USA)                                         275,000   5,569     .06
Mycal Card Inc. (Japan)                                                  87,200   4,672     .05

Recreation & Other Consumer Products -- 1.51%
AVEX Inc. (Japan)                                                       282,750  52,627     .59
Infogrames Entertainment (France) (1)                                   324,500  26,880
Infogrames Entertainment, 2.00% convertible debentures 2002              $7,872   3,155
Infogrames Entertainment, warrants, expire 2001 (1)                      25,500     220     .34
VTech Holdings Ltd. (Hong Kong)                                      10,500,000  27,035     .30
Movado Group, Inc. (USA)                                                440,000  10,120     .11
ACTIVISION, Inc. (USA) (1,2)                                            570,000  10,046     .11
Metromedia International Group, Inc. (USA) (1)                          757,000   3,123     .03
edel music AG (Germany) (1)                                              70,000   2,798     .03

Insurance -- 1.28%
Independent Insurance Group PLC (United Kingdom) (4)                 13,940,000  63,107     .70
HCC Insurance Holdings, Inc. (USA)                                    1,555,600  26,154     .29
Mutual Risk Management Ltd. (USA --- Incorporated in Bermuda)         1,165,000  14,271     .16
Clark/Bardes Holdings, Inc. (USA) (1)                                   451,300   9,308     .10
Lindsey Morden Group Inc. (Canada)                                      230,000   2,821     .03

Food & Household Products -- 1.13%
PT Indofood Sukses Makmur Tbk (Indonesia) (1)                        47,822,300  45,607     .51
Geest PLC (United Kingdom)                                            2,250,000  18,316     .20
Grupo Industrial Maseca, SA de CV, Class B (ADR)  (Mexico)            1,220,000  11,056     .12
Royal Canin SA (France)                                                 147,300  10,694     .12
Celestial Seasonings, Inc. (USA) (1,4)                                  530,000  10,203     .11
Fyffes PLC (Ireland)                                                  3,350,000   6,143     .07

Industrial Components -- 1.11%
Tower Automotive, Inc. (USA) (1)                                        805,400  15,957     .18
Senior Engineering Group PLC (United Kingdom)                         9,100,000  14,980     .17
Kiekert AG (Germany)                                                    500,000  14,899     .17
Exedy Corp. (Japan)                                                   1,172,500  14,053     .16
Toyoda Machine Works, Ltd. (Japan)                                    1,680,000  13,660     .15
Koito Manufacturing Co., Ltd. (Japan)                                 1,670,000   9,121     .10
Hayes Lemmerz International, Inc. (USA) (1)                             300,000   6,975     .08
Roper Industries, Inc. (USA)                                            150,000   5,738     .06
Superior TeleCom Inc. (USA)                                             200,000   2,787     .03
THK Co., Ltd. (Japan)                                                    27,000     797     .01

Wireless Telecommunication Services -- 1.09%
SkyTel Communications, Inc. (USA) (1)                                 1,395,000  25,546     .28
Tele Celular Sul Participacoes SA, preferred                          1,284,900  24,333     .27
 nominative (ADR) (Brazil)
Tele Nordeste Celular Participacoes SA, preferred                       678,600  15,438     .17
 nominative (ADR) (Brazil)
Tele Centro Oeste Celular Participacoes SA,                           4,550,000  15,072     .17
 preferred nominative (ADR) (Brazil)
Hutchison Telecommunications Ltd. (Australia) Ltd.                    5,500,000   8,252     .09
 (Australia) (1)
CESKE RADIOKOMUNIKACE AS (GDR) (Czech Republic) (1)                     113,300   4,107     .05
PageMart Wireless, Inc., Class A (USA) (1)                              500,000   3,000     .03
M-Cell Ltd. (South Africa)                                            1,484,000   2,452     .03

Transportation: Shipping -- 0.89%
Stolt-Nielsen SA, Class B (ADR) (Multinational)                       1,040,000  17,550     .20
MIF Ltd. (Greece) (1,4)                                                 682,903  12,028     .13
Odfjell ASA, Class B (Norway)                                           445,000   5,993
Odfjell ASA, Class A                                                    214,320   2,914     .10
Ugland International Holdings PLC (United Kingdom) (4)                7,342,000   8,702     .10
Great Eastern Shipping Co. Ltd. (India) (4)                          14,402,500   7,660
Great Eastern Shipping Co. Ltd. (GDR)  (4)                              325,500     895     .10
N & T Argonaut AB, Class B (Sweden) (1)                               7,703,790   5,726     .06
Teekay Shipping Corp. (Bahamas)                                         350,000   5,469     .06
Benor Tankers Ltd. (Norway) (4)                                         740,000   2,386
Benor Tankers Ltd.  (1,4)                                               500,000   1,612     .04
Shipping Corp. of India Ltd. (India) (1)                              5,391,600   2,942     .03
Knightsbridge Tankers Ltd. (Bermuda)                                    150,000   2,400     .03
Frontline Ltd. (Bermuda) (1)                                            483,300   1,432     .02
Mosvold Shipping Ltd (Norway) (1)                                     2,580,000   1,002     .01
Waterfront Shipping ASA (Norway) (1)                                     34,110     539     .01

Textiles & Apparel -- 0.86%
Esprit Holdings Ltd. (formerly Esprit Asia Holdings                  39,649,605  36,496     .41
 Ltd.) (Hong Kong)
JJB Sports PLC (United Kingdom)                                       4,625,000  24,478     .27
Wolford Group (Austria) (4)                                             324,000  16,442     .18

Miscellaneous Materials & Commodities -- 0.73%
Intertape Polymer Group Inc. (Canada) (4)                             1,500,000  42,375     .47
Arisawa Mfg. Co., Ltd (Japan)                                           380,000   9,823     .11
Kafus Industries Ltd. (Canada) (1)                                    1,000,000   9,125     .10
Park-Ohio Holdings Corp. (USA) (1)                                      300,000   3,750     .04
Sinocan Holdings Ltd. (Hong Kong --- Incorporated                    36,608,000     585     .01
 in Bermuda) (1)

Appliances & Household Durables -- 0.66%
Pittway Corp., Class A (USA)                                          1,055,700  33,255     .37
Fisher & Paykel Industries Ltd. (New Zealand) (4)                     6,550,000  20,653     .23
Stanley Furniture Co., Inc. (USA) (1)                                   250,000   5,281     .06

Diversified Telecommunication Services -- 0.63%
Intermedia Communications Inc. (USA) (1)                              1,365,000  29,689     .33
Global Light Telecommunications Inc. (Canada) (1)                       800,000   8,150
GST Global Telecommunications Inc., 10.00%                           $3,000,000   4,650     .14
 convertible debentures 2002
Highpoint Telecommunications Inc. (Canada) (1,4)                      1,000,000   5,451
Highpoint Telecommunications Inc., convertible                          322,000   1,492     .08
 preferred (1,2,3,4)
Corus Entertainment Inc., Class B (Canada) (1)                          350,000   5,664     .07
Societe Europeenne de Communication SA,                                  62,280     996
 Class B (ADR) (Luxembourg) (1)
Societe Europeenne de Communication SA,                                   6,920     103     .01
 Class A (ADR) (1)

Building Materials & Components -- 0.61%
Elcor Corp. (USA)                                                       650,000  16,250     .18
Geberit AG (Switzerland) (1)                                             45,000  12,613     .14
Puerto Rican Cement Co., Inc. (USA)                                     250,000   9,016     .10
Apasco, SA de CV (Mexico)                                             1,322,620   7,383     .08
RHI AG (formerly Radex-Heraklith Industriebeteiligungs                  225,000   6,633
 AG) (Austria)
RHI AG, rights, expire 1999 (1)                                         225,000       0     .08
Cia. Cimento Portland Itau, preferred nominative (Brazil)            23,200,000   2,187     .02
Futuris Corp. Ltd. (Australia) (1)                                      725,000     927     .01

Machinery & Engineering -- 0.59%
KCI Konecranes International Corp. (Finland)                            701,700  19,076     .21
JOT Automation Group Oyj (Finland)                                      402,560  16,944     .19
Miura Co., Ltd. (Japan)                                                 500,000   7,520     .08
Thermo Fibertek Inc. (USA) (1)                                        1,200,000   7,350     .08
Chen Hsong Holdings Ltd. (Hong Kong ---                              12,000,000   2,472     .03
 Incorporated in Bermuda)

Utilities: Electric & Gas -- 0.50%
Australian Gas Light Co. (Australia)                                  3,972,668  23,481     .26
International Energy Group Ltd. (United Kingdom) (4)                  4,640,000  14,589     .16
Centrais Eletricas de Santa Catarina SA -                               135,000   3,578     .04
 CELESC, preferred nominative (ADR) (Brazil)
Cia. de Electricidade do Estado do Rio de Janeiro -              11,835,646,000   2,281     .03
 CERJ, ordinary nominative  (Brazil) (1)
Espirito Santo Centrais Electricas SA - ESCELSA,                         17,335     550     .01
 ordinary nominative (Brazil)

Transportation: Airlines -- 0.49%
Atlantic Coast Airlines Holdings, Inc. (USA) (1,4)                    1,268,000  22,507     .25
Alaska Air Group, Inc. (USA) (1)                                        500,000  20,344     .23
British Airways Inc. (France)                                            29,500   1,305     .01

Multi-Industry -- 0.49%
Corporacion Financiera Alba, SA (Spain)                               1,070,694  29,564     .33
Discount Investment Corp. Ltd (Israel)                                  292,200  10,293     .11
Cahya Mata Sarawak Bhd. (Malaysia)                                    5,556,000   4,255     .05

Wholesale & International Trade -- 0.42%
Li & Fung Ltd. (Hong Kong--Incorporated in Bermuda)                   7,800,000  23,597     .26
Performance Food Group Co. (USA) (1)                                    550,000  14,094     .16
Daewoo Corp., 0.50% convertible debentures                           $2,500,000     500     .00
 2007 (South Korea)

Metals: Nonferrous -- 0.34%
Kaiser Aluminum Corp. (USA) (1)                                       3,100,000  25,769     .29
Minmet PLC (Ireland) (1,2,4)                                         25,235,027   5,089     .05

Energy Equipment -- 0.28%
Rowan Companies, Inc. (USA) (1)                                         691,500  11,237     .13
Shaw Industries Ltd., Class A (Canada)                                  750,000   7,972     .09
Newpark Resources, Inc. (USA) (1)                                       700,000   5,425     .06

Equity Common Trusts -- 0.27%
Atle AB, Class A (Sweden)                                             1,590,000  24,418     .27

Automobiles -- 0.25%
Mahindra & Mahindra Ltd. (GDR) (India)                                1,795,948  16,119
Mahindra & Mahindra Ltd.                                                804,052   6,317     .25

Construction & Housing -- 0.16%
Palm Harbor Homes, Inc. (USA) (1)                                       648,906   8,922     .10
Societe Generale d'Entreprises (France)                                 100,000   5,043     .06

Gold Mines -- 0.06%
Ashanti Goldfields Co. Ltd. (Ghana)                                     400,000   3,310     .04
Avocet Mining PLC (United Kingdom) (1,2,4)                            2,750,000   1,041
Avocet Mining PLC (1,4)                                               1,100,000     417     .02
Philippine Gold PLC (United Kingdom) (1,4)                            4,953,700     387     .00

Metals: Steel -- 0.05%
Tubos de Acero de Mexico, SA (ADR) (Mexico)                             335,547   4,110     .05

Transportation: Rail & Road -- 0.04%
C.H. Robinson Worldwide, Inc. (USA)                                     100,000   3,369     .04

Forest Products & Paper -- 0.03%
PT Indah Kiat Pulp & Paper Corp. Tbk (Indonesia) (1)                  8,707,000   3,117     .03

Aerospace & Military Technology -- 0.01%
Orbital Sciences Corp., 5.00% convertible debentures                 $1,500,000   1,335     .01
 2002 (USA) (2)

Miscellaneous -- 4.82%
Other equity securities in initial period of acquisition                        432,671    4.82
                                                                               ------------------
TOTAL EQUITY SECURITIES (cost: $6,510,020,000)                                 8,518,38   94.83
                                                                               ------------------

                                                                     Principal
                                                                        Amount
SHORT-TERM SECURITIES                                                    (000)

Corporate Short-Term Notes -- 5.48%

BMW US Capital Corp. 5.12% due 10/12-10/18/1999                          61,580  61,442     .68
Abbey National North America 5.14%-5.15% due                             50,000  49,872     .56
 10/13-10/22/1999
France Telecom SA 5.15% due 10/7-10/15/1999                              45,000  44,925     .50
KfW International Finance Inc. 5.22%-5.50% due                           41,000  40,918     .46
 10/1-10/20/1999
Toyota Motor Credit Corp. 5.22%-5.27% due                                35,500  35,386     .39
 10/18-10/27/1999
Reed Elsevier Inc. 5.15% due 10/25/1999 (2)                              35,000  34,872     .39
Westpac Banking Corp. 4.83%-5.32% due 11/5/1999                          31,000  30,835     .34
Halifax PLC 5.29%-5.31% due 11/9/1999                                    30,000  29,823     .33
American Honda Finance Corp. 5.25%-5.30%                                 29,600  29,544     .33
 due 10/13/1999
Arco British Ltd. 5.27%-5.32% due 10/15-11/9/1999 (2)                    26,500  26,386     .29
Internationale Nederlanden U.S. Fund 5.26% due                           25,000  24,934     .28
 10/18/1999
Telstra Corp. Ltd. 5.30% due 11/19/1999                                  24,800  24,618     .27
Rio Tinto America, Inc. 5.15% due 10/4/1999 (2)                          22,208  22,195     .25
Diageo Capital PLC 5.34% due 1/24/2000 (2)                               22,500  22,080     .24
DaimlerChrysler AG 5.31% due 10/19/1999                                  15,000  14,958     .17

Non-U.S. Currency -- 0.08%
New Taiwanese Dollar                                                   NT$108,6   3,431     .04
Malaysian Ringgit                                                     MYR$12,80   3,370     .04

TOTAL SHORT-TERM SECURITIES (cost: $499,625,000)                                499,589    5.56

TOTAL INVESTMENT SECURITIES (cost: $7,009,645,000)                             9,017,97  100.39

Excess of payables over cash and receivables                                    35,434      0.39

NET ASSETS                                                                     $8,982,5  100.00


1  Non-income-producing security.
2  Purchased in a private placement transaction;
   resale to the public may require registration or sale only to qualified institutional buyers.
3 Valued under procedures established by the Board of Directors.
4 Represents an affiliated company as defined under the Investment Company Act of 1940.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.


See Notes to Financial Statements



EQUITY-TYPE SECURITIES APPEARING IN THE
PORTFOLIO SINCE  MARCH 31, 1999

Aavid Thermal Technologies
Alaska Air Group
American Classic Voyages
Anam Semiconductor
Apex
Artnet.com
Aspen Technology
AVEX
Baltimore Technologies
Bertrandt
Bombay Co.
British Airways
BRL Hardy
Catena
Challenger International
Chapters Online
Chieftain International
China.com
Chukyo Coca-Cola Bottling Co.
Ci Technologies Group
Commerce One
Corporacion Interamericana de Entretenimiento
Corporate Executive Board
Corus Entertainment
Cosine Communications
CTV
Dainippon Screen Mfg. Co.
Dallas Semiconductor
DAS WERK
Digex
DII Group
Discount Investment Corp.
Documentum
drugstore.com
DSP Communications
e4L
Efficient Networks
Elcor
Elec & Eltek International Holdings
Elec & Eltek International Co.
Engage Technologies
Exact Holding NV
eXchange Holdings
Exedy
Extreme Networks
Fantastic
Fisher & Paykel Industries
Focal Communications
FortuneCity.com
Framtidsfabriken
Future Network
Geberit
Genetronics Biomedical
Giordano International
Global Light Telecommunications
Great Wall Technology Co.
Highlight Communications AG
HS Resources
Hutchison Telecommunications
ICON
Icon Medialab International
I-D Media
IDEXX Laboratories
Industrial Financial Corp. of Thailand
Inet Technologies
InfoCure
Innotrac
Integral Systems
International Energy Group
InterQ
IXLA
JIT Holdings
Kafus Industries
Kana Communications
Kinepolis Group
Kokusai Electric Co.
LibertyOne
LifePoint Hospitals
London Bridge Software Holdings
Louis Dreyfus Natural Gas
Luminant Worldwide
Maker Communications
Miadora
MIH
MIH Holdings
Mikasa Coca-Cola Bottling
Minmet
Mitchell Energy & Development
M-Web Holdings
Mycal Card
Nadro
Nasionale Pers Beperk
Newpark Resources
Nissin Co.
Northrock Resources
Omni Industries
O'Reilly Automotive
PageMart Wireless
Park-Ohio Holdings
Parsytec
Performance Food Group
Perlos
Picvue Electronics
Power Integrations
Pre-Paid Legal Services
Private Business
Profit Recovery Group International
Radio One
RadiSys
Roularta Media Group
Round One
Rowan Companies
RTV Family Entertainment
Scandic Hotels
Scoot.com
Semtech
Senator Film
Sharper Image
Shinsung
Shop At Home
Sifo Group
SIPEX
Source Information Management
Stanley Furniture Co.
Stericycle
Sterile Recoveries
Stewart Enterprises
SuperGen
SuperSport International Holdings
Talentum
Tele Celular Sul Participacoes
Tele Centro Oeste Celular Participacoes
Tele Nordeste Celular Participacoes
THK
Too
Tower Semiconductor
Toyoda Machine Works
Trafficmaster
Triad Hospitals
Tsuruha
VA Linux Systems
Varian Semiconductor Equipment Associates
Ventiv Health
Vina Concha y Toro
Vintage Petroleum
ViroPharma
Visio
WatchGuard Technologies
Whittman-Hart
Women First HealthCare
Zee Telefilms
Zhejiang Expressway Co.


EQUITY-TYPE SECURITIES ELIMINATED FROM
THE PORTFOLIO SINCE MARCH 31, 1999

@Entertainment
Aboitiz Equity Ventures
ABR Information Services
Acer Computer International
Adelphia Communications
Alvis
AMCORE Financial
Ascent Entertainment Group
Ashton Mining
Asia Satellite Telecommunications Holdings
Automatic Data Processing
Autoweb.com
Bank Handlowy w Warszawie
Bona Shipholding
Brightpoint
BTI Capital Trust
Buckeye Technologies
Budget Group
Capital
Caraustar Industries
Carbide/Graphite Group
CD Radio
Central European Media Enterprises
Century Communications
CinemaxX
Citizens Banking
Coinmach Laundry
Concord EFS
Culp
Cyberonics
Det Sondenfjelds-Norske Dampskibsselskab
Devro
Edify
EM.TV & Merchandising
Enator
Esat Telecom Group
EXPAND
Fidelity National Financial
First Consulting Group
Four Media
Genelabs Technologies
Gensia Sicor
Global TeleSystems Group
Gretag Imaging Holding
Grupo Radio Centro
Gymboree
Hanover Direct
Harleysville Group
Hartmarx
HealthCare Financial Partners
Hoyts Cinemas
ICB Shipping
iMALL
IMC Holdings
Insignia/ESG Holdings
Intercardia
Investec - Consultoria Internacional
Ispat Industries
ITT Educational Services
Kalon Group
KeraVision
Keystone Financial
Kudelski
L.D.C.
Lazare Kaplan International
Lernout & Hauspie Speech Products
Level One Communications
LoJack
London Sumatra Indonesia
Mac-Gray
Market Facts
Matav-Cable Systems Media
Material Sciences
McWhorter Technologies
Metro-Richelieu
Milltronics
Nature's Sunshine Products
NEON Systems
OneMain.com
Option International
Peapod
Pfeiffer Vacuum Technology
Philippine Airlines
PictureTel
Pittston Brink's Group
Platinum Software
Powerscreen International
PR Holdings
Protection One
PRT Group
PubliGroupe
Ranger Oil
Renaissance Worldwide
Rental Service
Rogers
ROMAC International
Spelling Entertainment Group
Sports Authority
Superior Consultant Holdings
Taylor Nelson Sofres
TelDaFax
TeleTech Holdings
Transportes Azkar
Tranz Rail Holdings
TV Guide
UMW Holdings Bhd.
United Natural Foods
USWeb/CKS
Wah Kwong Shipping Holdings
Werner Enterprises
Zonagen




SMALLCAP World Fund
FINANCIAL STATEMENTS
----------------------------------------               ------------ ------------
Statement of Assets and Liabilities
at September 30, 1999                                   (dollars in thousands)
----------------------------------------               ------------ ------------
Assets:
Investment securities at market:
Unaffiliated issuers (cost: $ 5,690,570)                 $7,194,591
Affiliated issuers (cost: $1,319,075)                     1,823,381
                                                                    $9,017,972
Cash                                                                    11,783
Receivables for -
 Sales of investments                                        35,579
 Sales of fund's shares                                      12,183
 Dividends and interest                                       7,800     55,562
                                                       ------------ ------------
                                                                     9,085,317
Liabilities:
Payables for -
 Purchases of investments                                    83,704
 Repurchases of fund's shares                                11,929
 Management services                                          4,998
 Other expenses                                               2,148    102,779
                                                       ------------ ------------
Net Assets at September 30, 1999 -
 Equivalent to $29.57 per share on
 303,754,234 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 400,000,000 shares)                                $8,982,538
                                                                    ============


Statement of Operations
for the year ended September 30, 1999                   (dollars in thousands)
----------------------------------------               ------------ ------------
Investment Income:
Income:
 Dividends (includes $11,458 from affiliates)             $  60,224
 Interest                                                    37,848  $  98,072
                                                       ------------
Expenses:
 Management services fee                                     54,205
 Distribution expenses                                       20,592
 Transfer agent fee                                           9,047
 Reports to shareholders                                        579
 Registration statement and
  prospectus                                                    375
 Postage, stationery and supplies                             1,480
 Directors' fees                                                160
 Auditing and legal fees                                         83
 Custodian fee                                                1,515
 Taxes other than federal income tax                            189
 Other expenses                                                 192     88,417
                                                       ------------ ------------
 Net investment income                                                   9,655
                                                                    ------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain (including $90,920 net loss                          157,055
 from affiliates)
Change from unrealized depreciation to
 unrealized appreciation on investments:
 Beginning of year                                         (558,923)
 End of year                                              2,008,296
  Net unrealized appreciation on investments           ------------  2,567,219
                                                                    ------------

 Net realized gain and unrealized appreciation
  on investments                                                     2,724,274
                                                                    ------------
Net Increase in Net Assets Resulting
 from Operations                                                    $2,733,929
                                                                    ============

Statement of Changes in Net
 Assets                                                 (dollars in thousands)
----------------------------------------               --------------------------
                                                         Year ended September 30

                                                                1999       1998
                                                       ------------ ------------
Operations:
Net investment income                                   $     9,655 $     23,809
Net realized gain on investments                            157,055    493,492
Net unrealized appreciation (depreciation)
 on investments                                           2,567,219 (2,424,139)
                                                       ------------ ------------
 Net increase (decrease) in net assets
  resulting from operations                               2,733,929 (1,906,838)
                                                       ------------ ------------
Dividends and Distributions Paid
 to Shareholders:
Dividends from net
 investment income                                          (28,122)   (15,213)
Distributions from net realized
 gain on investments                                       (403,091)  (760,633)
                                                       ------------ ------------
 Total dividends and
  distributions                                            (431,213)  (775,846)
                                                       ------------ ------------
Capital Share Transactions:
Proceeds from shares sold:
 50,434,688 and 54,562,618
 shares, respectively                                     1,309,044  1,498,043
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and
 distributions of net realized
 gain on investments:
 17,698,049 and 29,239,348
 shares, respectively                                       415,013    743,523
Cost of shares repurchased:
 85,119,727 and 64,322,473
 shares, respectively                                    (2,145,795)(1,713,474)
                                                       ------------ ------------
 Net (decrease) increase in net assets
  resulting from capital share
  transactions                                             (421,738)   528,092
                                                       ------------ ------------
Total Increase (Decrease) in Net Assets                   1,880,978 (2,154,592)

Net Assets:
Beginning of year                                         7,101,560  9,256,152
                                                       ------------ ------------
End of year (including undistributed
net investment income: $2,359 and
$21,487, respectively)                                   $8,982,538 $7,101,560
                                                       ============ ============



See Notes to Financial Statements


                  SMALLCAP WORLD FUND
              NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assuptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies.

     The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities.
The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the statement of assets and liabilities.

2.   NON-U.S. INVESTMENTS

     INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

     TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 1999, such non-U.S. taxes were $4,702,000. Net realized gain and net unrealized gain of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain.

     CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $4,000 for the year ended September 30, 1999.

3.   FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

     As of September 30, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,008,327,000, of which $2,755,338,000 related to appreciated securities and $747,011,000 related to depreciated securities. During the year ended September 30, 1999, the fund realized, on a tax basis, a net capital gain of $157,717,000 on securities transactions. In addition, the fund has deferred, for tax purposes, to fiscal year ending September 30, 2000, the recognition of losses relating to non-U.S. currency transactions totaling $622,000 which were realized during the period November 1, 1998 through September 30, 1999.

     Net losses related to non-U.S. currency transations of $1,053,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $7,009,645,000 at September 30, 1999.

4.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $54,205,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.80% of the first $1 billion of average net assets; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.67% of such assets in excess of $2 billion but not exceeding $3 billion; 0.65% of such assets in excess of $3 billion but not exceeding $5 billion; 0.635% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.625% of such assets in excess of $8.0 billion but not exceeding $13.0 billion; and 0.615% of such assets in excess of $13.0 billion.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1999, distribution expenses under the Plan were $20,592,000. As of September 30, 1999, accrued and unpaid distribution expenses were $1,566,000.

     American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $3,295,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $9,047,000.

     DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $266,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, excluding short-term securities, of $3,691,038,000 and $4,064,493,000, respectively, during the year ended September 30, 1999.

     As of September 30, 1999, accumulated undistributed net realized gain on investments was $157,168,000 and additional paid-in capital was $6,811,677,000. The fund reclassified $53,923,000 from undistributed net realized gains to additional paid-in capital during the year ended September 30, 1999, as a result of permanent differences between book and tax. Additionally, the fund reclassified $661,000 of currency losses from undistributed net realized gains to undistributed net investment income for the year ended September 30, 1999.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,515,000 includes $104,000 that was paid by these credits rather than in cash.

6.   TRANSACTIONS WITH AFFILIATES

     Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the year ended September 30, 1999 is as follows:

                                                                                Market Value
                                 Beginning                        Ending Dividenof Affiliates
Company                             Shares Purchases     Sales    Shares Income at 9/30/99
                                                                          (000)      (000)


ABR Information Services(1)      1,865,000         - 1,865,000         -     -           -
ACTIVISION(1)                    1,215,000         -   645,000   570,000     -           -
Alarmguard Holdings(1)             360,000         -   360,000         -     -           -
Alliance Atlantis Communications(1,069,675     388,35  488,575   969,450     -           -
Alvis(1)                         4,831,250         - 4,831,250         -     $6          -
American Dental Partners           443,000         -         -     443,00    -      $5,371
American Healthcorp                522,000         -         -     522,00    -         3,197
Aminex(1)                        3,250,000   1,000,00    250,00  4,000,00    -           -
Anesta                             550,000     190,00        -     740,00    -         6,799
Antena 3 de Television               1,500         -         -       1,50    -        39,207
APCOA Parking                      120,800         -         -     120,80    200       9,015
Ascent Entertainment Group(1)    1,930,000         -   1,930,00        -     -           -
Atlantic Coast Airlines Holdings         -   1,268,00        -   1,268,00    -        22,507
Avocet Mining                      3,850,00        -         -   3,850,00    -         1,458
Baltimore Technologies                   -   1,910,00        -   1,910,00    -        36,788
Benor Tankers                      1,240,00        -         -   1,240,00    -         3,998
Brightpoint(1)                     2,732,50        -   2,732,50        -     -           -
BRL Hardy                                -   7,216,82        -   7,216,82    565      32,026
Cabre Exploration                  1,033,40     65,60        -   1,099,00    -        11,120
Cadiz                              2,122,00    110,00        -   2,232,00    -        21,343
Cairn Energy                             -  11,000,00        -  11,000,00    -        24,627
Cambrex                            1,400,00        -         -   1,400,00    168      37,012
Carbide/Graphite Group(1)            511,80        -     511,80        -     -           -
Castellum(1)                       2,515,00     50,00    205,80  2,359,20    851         -
CB Richard Ellis Services(1)       1,042,80        -     321,00    721,80    -           -
Celestial Seasonings                 520,00     10,00        -     530,00    -        10,203
Cheesecake Factory                 1,295,50        -      90,00  1,205,50    -        33,453
Chieftain International                  -     860,00        -     860,00    -        16,340
Chrysalis Group(1)                 1,824,00        -     350,00  1,474,00     65         -
CIMA LABS                            617,20        -         -     617,20    -         4,320
Computer Motion                      434,90        -         -     434,90    -         4,349
Consolidated Products              1,250,00    312,50        -   1,562,50    -        15,234
Corporate Services Group(1)       13,092,09        -   3,563,67  9,528,42    -           -
Cost Plus(1)                         500,00    355,00    225,00    630,00    -           -
Cymer(1)                           1,500,00    182,70    500,00  1,182,70    -           -
Cytyc(1)                             933,70        -     933,70        -     -           -
Data Broadcasting(1)               2,130,00        -   2,130,00        -     -           -
Digene                               800,00        -         -     800,00    -         9,900
Documentum                               -   1,095,00        -   1,095,00    -        23,679
Edify(1)                           1,055,00        -   1,055,00        -     -           -
Elec & Eltek International Holdin 11,500,00 41,405,00        -  52,905,00    178       9,603
Epicor Software(1)                 1,625,00    195,00  1,820,00        -     -           -
Etec Systems                         460,00    750,00        -   1,210,00    -        45,526
EUROBIKE                             364,00        -         -     364,00    203       4,191
Filofax Group(1)                   1,956,00        -   1,956,00        -     -           -
Fisher & Paykel Industries               -   6,550,00        -   6,550,00    171      20,653
Four Media(1)                        610,00     30,00    640,00        -     -           -
Franklin Covey(1)                  1,350,00        -     975,00    375,00    -           -
Genetronics Biomedical                   -   1,650,00        -   1,650,00    -         5,065
Giordano International                   -  42,954,00        -  42,954,00    360      34,008
Great Eastern Shipping            14,728,00        -         -  14,728,00    736       8,555
Gymboree(1)                        1,435,60        -   1,435,60        -     -           -
Hardy Oil & Gas(1)                 9,058,01        -   9,058,01        -     -           -
Hartmarx(1)                        1,787,90        -   1,787,90        -     -           -
Highpoint Telecommunications             -   1,322,00        -   1,322,00    -         6,943
HIT Entertainment                    840,00    213,42        -   1,053,42     19      15,781
HNC Software                       1,595,00     80,19        -   1,675,19    -        66,484
Hollis-Eden Pharmaceuticals              -     555,55        -     555,55    -         7,396
Imax                               1,558,00        -         -   1,558,00    -        31,160
Independent Insurance Group        8,150,00  5,790,00        -  13,940,00    967      63,107
Inhale Therapeutic Systems               -   1,101,64        -   1,101,64    -        33,462
InterCept Group(1)                   500,00     50,00    122,50    427,50    -           -
International Energy Group               -   4,640,00        -   4,640,00    -        14,589
Intertape Polymer Group            1,500,00        -         -   1,500,00    133      42,375
Jo-Ann Stores                      1,050,00        -         -   1,050,00    -        12,436
KCI Konecranes International(1)      911,70        -     210,00    701,70    605         -
KeraVision(1)                        795,00        -     795,00        -     -           -
Kokusai Electric                         -   4,675,00        -   4,675,00    150      61,657
Landec(1)                            690,00        -     690,00        -     -           -
Laurentian Bank of Canada(1)         987,10     34,70    125,00    896,80    516         -
Lazare Kaplan International(1)       550,00        -     550,00        -     -           -
Lions Gate Entertainment           2,766,66    540,00  1,422,53  1,884,13    -         3,659
Liquidation World                    450,00        -         -     450,00    -         2,453
Littelfuse                           800,00    200,00        -   1,000,00    -        22,250
LoJack(1)                          1,347,00        -   1,347,00        -     -           -
Material Sciences(1)               1,000,00        -   1,000,00        -     -           -
McWhorter Technologies(1)            706,00        -     706,00        -     -           -
MDC Communications(1)                433,33    537,60        -     970,93    -           -
MemberWorks(1)                       961,70        -     961,70        -     -           -
Micrel                             1,275,00  1,332,00    185,00  2,422,00    -       105,054
MIF                                  682,90                  -     682,90    -        12,028
Milltronics(1)                       900,00        -     900,00        -     -           -
Minmet                                   -  25,235,02        -  25,235,02    -         5,089
Momentum Business Applications           -     302,00        -     302,00    -         2,718
Montana Group                     27,900,00        -  13,950,00 13,950,00    445      14,998
Morton's Restaurant Group            415,00        -         -     415,00    -         7,288
NCO Group(1)                         995,30    136,00    306,30    825,00    -           -
NeoPath                              621,40    500,00        -   1,121,40    -         5,396
Newfield Exploration               1,350,00    850,00        -   2,200,00    -        72,463
Nice Systems                          60,00    565,00        -     625,00    -        16,094
Nobel Biocare                        940,00    651,90        -   1,591,90    239      23,665
Nordic American Tanker Shipping(1    733,50        -     733,50        -     370         -
Norsk Lotteridrift(1)                965,00        -         -     965,00     78         -
Novus Petroleum                    4,895,60  4,155,15        -   9,050,75    -         8,637
OM Gruppen(1)                      4,329,30        -   1,622,90  2,706,40  2,024         -
OrthoLogic                         1,620,00        -         -   1,620,00    -         4,860
Paladin Resources                 11,270,99        -         -  11,270,99    -         4,453
Pharmacyclics                        795,00        -         -     795,00    -        32,495
Philippine Gold                    4,953,70        -         -   4,953,70    -           387
Piercing Pagoda                      502,50        -         -     502,50    -         6,533
PMC-Sierra                         1,900,00  2,005,00    635,00  3,270,00    -       302,475
Power Integrations                       -     841,40      7,50    833,90    -        57,748
Puerto Rican Cement(1)               371,00        -     121,00    250,00    269         -
RadiSys                                  -     500,00        -     500,00    -        19,625
Ramco Energy                       1,597,00        -     300,00  1,297,00    -         7,260
Ranger Oil(1)                      7,018,91        -   7,018,91        -     -           -
Rent-Way(1)                          600,00    100,00        -     700,00    -           -
Safety 1st(1)                        460,00        -     460,00        -     -           -
Sapiens International                    -   1,015,00        -   1,015,00    -        11,292
Saville Systems(1)                       -   2,200,00  1,310,00    890,00    -           -
SBS Broadcasting(1)                  887,90    133,65        -   1,021,55    -           -
Scottish Media Group(1)            3,280,00        -      97,50  3,182,50  1,310         -
SEQUUS Pharmaceuticals(1)          1,709,58        -   1,709,58        -     -           -
Sharper Image                            -     775,00        -     775,00    -         8,525
Simeon Wines                             -   3,900,00        -   3,900,00    -         9,032
SIPEX                                    -   1,160,00        -   1,160,00    -        16,603
SkyTel Communications(1)           3,725,00    170,00  2,500,00  1,395,00    -           -
Strategic Distribution(1)          1,890,00        -   1,890,00        -     -           -
Sunglass Hut International         1,200,00  2,000,00        -   3,200,00    -        33,800
Technical Chemicals and Products(    600,00        -     600,00        -     -           -
Too                                      -   1,775,00        -   1,775,00    -        31,839
Trimble Navigation                 1,250,00    200,00        -   1,450,00    -        15,497
Ugland International Holdings      7,342,00        -         -   7,342,00    615       8,702
Unicap Electronics Industrial      3,388,54 14,648,96        -  18,037,50    -        12,880
UroCor                               600,00        -         -     600,00    -         2,456
Vanstar(1)                         2,700,00        -   2,700,00        -     -           -
Vincam Group(1)                    1,017,75        -   1,017,75        -     -           -
ViroPharma                               -     740,00        -     740,00    -        16,488
Vision-Sciences                      484,50    500,00        -     984,50    -         1,477
Warrantech(1)                        860,00        -     860,00        -     -           -
Whitehall Jewellers                  510,00        -         -     510,00    -        14,663
Wolford Group                        324,00        -         -     324,00    215      16,442
Wus Printed Circuit                4,056,00 18,027,75        -  22,083,75    -        31,120
Zonagen(1)                           640,00        -     640,00        -     -           -
                                                                         $11,458$1,823,381

1 Unaffiliated issuer at 9/30/1999


PER-SHARE DATA AND
RATIOS


                                      Year endeSeptember       30
                              ---------------- --------  -------- --------
                                 1999     1998     1997      1996     1995
-----------------------       ----------------------------------- ---------
Net Asset Value,
 Beginning of Year             $22.14   $30.72   $26.92    $26.11   $23.61
                              ----------------------------------- ---------
 Income (Loss) from Investment
 Operations:
  Net investment income           .03      .07      .10       .17      .22
  Net gains (losses) on securities
   (both realized and unrealiz   8.78    (6.10)    6.17      3.32     3.79
                              ----------------------------------- ---------
   Total from investment
    operations                   8.81    (6.03)    6.27      3.49     4.01
                              ----------------------------------- ---------
 Less Distributions:
  Dividends (from
   net investment
   income)                       (.09)    (.05)    (.12)     (.23)    (.16)
  Distributions
   (from capital
   gains)                       (1.29)   (2.50)   (2.35)    (2.45)   (1.35)
                              ----------------------------------- ---------
   Total distributions          (1.38)   (2.55)   (2.47)    (2.68)   (1.51)
                              ----------------------------------- ---------
Net Asset Value, End
 of Year                       $29.57   $22.14   $30.72    $26.92   $26.11
                              =================================== =========
Total Return(1)                 41.42%(20.70)%    25.41%    15.21%   18.59%

Ratios/Supplemental
 Data:

 Net assets, end
  of year (in
  millions)                    $8,983   $7,102   $9,256    $6,607   $4,625
 Ratio of expenses
  to average net
  assets                         1.09%    1.06%    1.07%     1.09%   1.13%
 Ratio of net income
  to average net
  assets                          .12%     .27%     .40%      .68%    .97%
 Portfolio turnover
  rate                          50.06%  44.31%   42.21%    42.88%    45.63%

(1) Excludes maximum sales
 charge of 5.75%.


Independent Auditors' Report

To the Board of Directors and Shareholders of SMALLCAP World Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the "fund"), including the investment portfolio as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Los Angeles, California

October 29, 1999


1999 Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                Dividends and
                                                Distributions per Share

To Shareholders         Payment Date            From Net          From Net Realized
                                                                  Short-term Gains      From Net Realized
                                                                                        Long-term Gains
of Record                                       Investment Income

December 22, 1998       December 23, 1998       $.09              $0                    $1.29


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 100% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2000 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

BOARD OF DIRECTORS

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author; former United States Ambassador to Spain; former Vice Chairman of the
Board, Knight-Ridder, Inc.; former Chairman of the
Board and Publisher, The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief Executive
Officer, The Mission Group; former President,
Southern California Edison Company

GORDON CRAWFORD
Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

ALAN GREENWAY
La Jolla, California
Private investor; President,
Greenway Associates, Inc.
(management consulting services)

E. GRAHAM HOLLOWAY
Dallas, Texas
Former Chairman of the Board,
American Funds Distributors, Inc.

LEONADE D. JONES
Burlingame, California
Management consultant;
former Treasurer, The Washington Post Company

WILLIAM H. KLING
St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Company; former President,
American Public Radio (now Public Radio International)

NORMAN R. WELDON, PH.D.
Evergreen, Colorado
Managing Director, Partisan Management Group, Inc.;
former Chairman of the Board, Novoste Corporation

PATRICIA K. WOOLF, PH.D.
Princeton, New Jersey
Private investor; corporate director; lecturer,
Department of Molecular Biology,
Princeton University

OTHER OFFICERS

GREGORY W. WENDT
San Francisco, California
President of the fund
Senior Vice President and Director,
Capital Research Company

VINCENT P. CORTI
Los Angeles, California
Vice President of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

J. BLAIR FRANK
Los Angeles, California
Vice President of the fund
Vice President, Capital Research Company

CHAD L. NORTON
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

ROBERT P. SIMMER
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

SHERYL F. JOHNSON
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

ALAN W. CLEMENTS, a Director since 1991, will be retiring from the Board at the end of 1999.
The Directors wish to thank him for his many contributions to the fund.

[The American Funds Group(r)]

OFFICES OF THE FUND AND
OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all computer systems to process date-related information properly following the turn of the century. Other preparations continue, including external monitoring and contingency planning. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of SMALLCAP World Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA BDC/GRS/4397
Lit. No. SCWF-011-1199